< ENTERGY >

Statistical Report

&

Investor Guide

2006

At Entergy, we believe it is our responsibility to imagine having it all. First we imagine, and then we aspire and seek to achieve. In setting our aspirations, we adhere to the principles of sustainable growth. It is our firm belief that only by consistently delivering superior financial, operational and societal results can we build a company that is worthy of your investment and trust. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in electronic form, with Excel spreadsheets, on our Web site at www.entergy.com/ investor_relations, in order to facilitate easier access and analysis.

Entergy Investor Relations

ENTERGY CORPORATION is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second–largest nuclear generator in the United States. Entergy delivers electricity to 2.6 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of more than $10 billion and approximately 14,500 employees.

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2006 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy makes statements as a registrant concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “ forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes ,” “intends,” “plans,” “ predicts” and “estimates” and similar expressions are intended to identify forward-looking statements but are not the only means to identify these statements. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Any forward-looking statement is based on information current as of the date of this combined report and speaks only as of the date on which such statement is made. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including those factors discussed in (a) Item 1A. Risk Factors, in Entergy’s Form 10-K, (b) Management’s Financial Discussion and Analysis and (c) the following factors (in addition to others described elsewhere in this report and in subsequent securities filings):

•

resolution of pending and future rate cases and negotiations, including various performance-based rate discussions and implementation of Texas legislation, and other regulatory proceedings, including those related to Entergy’s System Agreement, Entergy’s utility supply plan, recovery of storm costs, and recovery of fuel and purchased power costs

•	Entergy’s and its subsidiaries’ ability to manage their operation and maintenance costs

•

changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the implementation of the independent coordinator of transmission that includes Entergy’s utility service territory, and the application of market power criteria by the FERC

•	the economic climate, and particularly growth in Entergy’s service territory

•

variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy’s ability to obtain financial assistance from governmental authorities in connection with these storms

•	the performance of Entergy’s generating plants, and particularly the capacity factors at its nuclear generating facilities

•

changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions

•	actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies’ ratings criteria

•	changes in inflation, and interest rates

•	Entergy’s ability to develop and execute on a point of view regarding future prices of electricity, natural gas, and other energy-related commodities

•	Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

•

prices for power generated by Entergy’s unregulated generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Non-Utility Nuclear plants, and the prices and availability of fuel and power Entergy must purchase for its utility customers, and Entergy’s ability to meet credit support requirements for fuel and power supply contracts

•	volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

•

changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those in the northeastern United States

•	uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel storage and disposal

•	resolution of pending or future applications for license extensions or modifications of nuclear generating facilities

•	changes in law resulting from the new federal energy legislation, including the effects of PUHCA repeal

•	changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances

•	advances in technology

•	the potential effects of threatened or actual terrorism and war

•	the effects of Entergy’s strategies to reduce tax payments

•	the effects of litigation and government investigations

•	changes in accounting standards and corporate governance

•	Entergy’s ability to attract and retain talented management and directors

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational return on average invested capital, operational return on average common or members’ equity, operational net margin, operational price to earnings ratio and operational common dividend payout ratio, as well as gross liquidity, net debt to net capital, net debt to net capital with off-balance sheet liabilities and pro forma financial results reflecting deconsolidation of Entergy New Orleans, Inc., when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 9, 11, and 55-67.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

CORPORATE PROFILE

Entergy Corporation is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.

•	Approximately 30,000 MW electric generating capacity

•	2nd-largest U.S. nuclear generator

•	2.6 million utility customers

•	More than $10 billion annual revenues

•	Approximately 14,500 employees

•	97 electric generating units operated

BUSINESS SEGMENTS

Entergy’s five year results in this report are presented in three business segments:

•	Utility

•	Entergy Nuclear (non-utility nuclear business)

•	Energy Commodity Services

Entergy Nuclear and Energy Commodity Services are referred to as Entergy’s Competitive Businesses.

Entergy-Koch, LP sold Entergy-Koch Trading and Gulf South Pipeline in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, and operate a small natural gas distribution business.

•	Five electric utilities with 2.6 million customers

•	Four states – Arkansas, Louisiana, Mississippi, Texas

•	22,000 MW generating capacity

•	Two gas utilities with 157,000 customers

ENTERGY ARKANSAS, INC. (EAI )

Entergy Arkansas generates, transmits, distributes, and sells electric power to 679,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES, INC. (EGSI )

Entergy Gulf States generates, transmits, distributes, and sells electric power to 749,000 retail customers in portions of Texas and Louisiana. Entergy Gulf States also provides natural gas utility service to 92,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, LLC (ELL)

Entergy Louisiana generates, transmits, distributes , and sells electric power to 645,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI )

Entergy Mississippi generates, transmits, distributes, and sells electric power to 427,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)(a)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 95,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 65,000 customers in the City of New Orleans .

SYSTEM ENERGY RESOURCES, INC. (SERI )

System Energy owns and leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russelville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

ENTERGY NUCLEAR

Entergy’s non-utility nuclear business owns and operates six nuclear power plants in the northern United States. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities in the United States.

•	Six plants in northern U.S.

•	Pilgrim Nuclear Station in Plymouth, Massachusetts

•	James A. FitzPatrick in Oswego, New York

•	Indian Point Units 2 and 3 in Westchester County, New York

•	Vermont Yankee in Vernon, Vermont

•	Palisades Nuclear Energy Plant in South Haven, Michigan (acquired April 2007)

•	4,998 MW owned generating capacity

•	800 MW under management services contract

•	Cooper Nuclear Station located near Brownville, Nebraska

•	Contracts (ongoing and completed) with other nuclear owners to manage decommissioning for 2 plants and license renewal (in partnership with Areva) for 3 plants

ENERGY COMMODITY SERVICES

The energy commodity services business includes Entergy-Koch and Entergy’s Non-Nuclear Wholesale Assets business. Entergy-Koch engaged in two major businesses: energy commodity marketing and trading through Entergy-Koch Trading, and gas transportation and storage through Gulf South Pipeline. Entergy-Koch sold both of these businesses in the fourth quarter of 2004, and Entergy- Koch is no longer an operating entity.

NON-NUCLEAR WHOLESALE ASSETS BUSINESS

Entergy’s Non-Nuclear Wholesale Assets business sells to wholesale customers the electric power produced by power plants that it owns or controls (1,578 net MW generating capacity) while it focuses on improving performance and exploring sales or restructuring opportunities for its power plants. Such opportunities are evaluated consistent with Entergy’s market-based point-of-view.

(a)

On September 23, 2005, Entergy New Orleans filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code to protect its customers and ensure continued progress in restoring power and gas service to New Orleans after Hurricane Katrina. As a result of the bankruptcy filing, Entergy discontinued the consolidation of Entergy New Orleans retroactive to January 1, 2005. Entergy New Orleans emerged from Chapter 11 bankruptcy effective May 8, 2007, pursuant to the Confirmation Order from the Bankruptcy Court confirming Entergy New Orleans’ Plan of Reorganization.

EXECUTIVE PROFILES

WAYNE LEONARD – CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chairman and chief executive officer on August 1, 2006 after serving as chief executive officer since January 1, 1999. Leonard joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. Under Leonard, Entergy has achieved the highest total shareholder return in the industry over the last eight years. In 2006, for the fifth consecutive year, Entergy was named to the Dow Jones Sustainability Index-World and the only U.S. company in the electricity sector listed. In 2005 and 2002, Entergy was honored to receive the electric power industry’s highest honor, the Edison Award, from the Edison Electric Institute. The Platts Global Energy Awards named Leonard 2003 CEO of the Year and Leonard has been a CEO of the Year finalist for the past six consecutive years. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

RICHARD SMITH – PRESIDENT AND CHIEF OPERATING OFFICER

Rick Smith became president and chief operating officer of Entergy Corporation in April 2007. Smith was previously group president, utility operations (January 2002). In that role he was responsible for the regulated utility financial results, along with operational results of electric and natural gas distribution and customer service; utility regulatory support; and regulated retail activities. Smith joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources, Inc., a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault became executive vice president and chief financial officer in February 2004. He was previously vice president of corporate development and strategic planning. He also held the position of vice president, corporate development, since joining the company in March 1999. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

GARY TAYLOR – GROUP PRESIDENT, UTILITY OPERATIONS

Gary Taylor became group president, utility operations in April 2007. He is responsible for the regulated utility financial results, along with operational results of electric and natural gas distribution and customer service. In addition, Taylor oversees utility regulatory support and regulated retail activities. He joined Entergy in March 2000 as chief operating officer of Entergy’s Nuclear South region and became chief executive officer of Entergy’s nuclear business in April 2003. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

MICHAEL KANSLER - PRESIDENT AND CHIEF NUCLEAR OFFICER, ENTERGY NUCLEAR

Michael Kansler became president and chief nuclear officer of Entergy Nuclear in April 2007. He is responsible for all of Entergy’s nuclear plants located throughout New York, Massachusetts, Vermont, Michigan, Louisiana, Mississippi and Arkansas, as well as the company’s management of the Cooper Nuclear Station for the State of Nebraska. Kansler was previously president of Entergy Nuclear Northeast (January 2003) and chief operating officer of Entergy Nuclear Northeast (January 2000). Kansler joined Entergy in 1998 as vice president of operations support, overseeing consolidated support functions for all five of Entergy’s regulated nuclear power units. Prior to joining Entergy, Kansler spent more than 20 years at Virginia Power (now Dominion Resources).

CURT HÉBERT - EXECUTIVE VICE PRESIDENT, EXTERNAL AFFAIRS

Curt Hébert joined Entergy as executive vice president, external affairs in September 2001 after a lengthy career as a government energy regulator at both the federal and state levels. His responsibilities include supervision of the company’s system and federal government relations, system regulatory affairs, external and internal communications, and corporate contribution functions. Prior to joining Entergy, Hébert was chairman of the Federal Energy Regulatory Commission. During Hébert’s four years of service as a member and later chairman, FERC was active in the restructuring of the electric utility and natural gas pipeline industries to promote competition.

MARK SAVOFF - EXECUTIVE VICE PRESIDENT, OPERATIONS

Mark Savoff joined Entergy as executive vice president, operations in December 2003. He is responsible for fossil plant operations, transmission and distribution operations, system environmental and safety, system planning, compliance and performance management. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as president, Reuter-Stokes, a GE subsidiary.

UTILITY OPERATING COMPANY PRESIDENTS

RENAE CONLEY – PRESIDENT & CEO, ENTERGY LOUISIANA AND ENTERGY GULF STATES – LOUISIANA

Renae Conley became president and CEO of Entergy Louisiana and Entergy Gulf States – Louisiana in mid-2000. She is responsible for the Louisiana utilities’ electric and gas distribution systems, customer service, economic development, regulatory and governmental affairs. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of The Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services. At Cinergy, Conley was also general manager of corporate communications and investor relations.

JOE DOMINO – PRESIDENT & CEO, ENTERGY GULF STATES – TEXAS

Joe Domino became president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald became president and CEO of Entergy Arkansas in spring 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana/Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as the special projects director for the functional integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager for Entergy Mississippi and director of regulatory affairs, Entergy Gulf States – Texas.

CAROLYN SHANKS – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Carolyn Shanks became president and CEO of Entergy Mississippi in July 1999. She is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Shanks joined Entergy in 1983 as an accountant with Entergy Mississippi and later transferred to System Energy Resources, Inc., the subsidiary responsible for the operations of Grand Gulf Nuclear Station. In 1994, she was named director of business services for Entergy Operations, Inc., the subsidiary that manages Entergy’s five nuclear power plants in its retail electric service area. Shanks became vice president, finance and administration of Entergy Nuclear in February 1997.

ROD WEST – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Rod West became president and CEO of Entergy New Orleans on January 1, 2007. He is responsible for Entergy New Orleans’ electric distribution system, customer service, economic development, regulatory and governmental affairs. West was previously director of Entergy New Orleans’ metro distribution operations. West’s primary responsibility during 2006 was restoring New Orleans’ electric distribution system after the devastation brought by Hurricane Katrina. Prior to joining Entergy in April 1999 as senior regulatory counsel, West was senior attorney in the New Orleans office of Vial, Hamilton, Koch and Knox, L.L.P, having previously spent five years with the New Orleans-based firm of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

	2006(a)	2005(a)	2004	2003	2002
	(In millions, except percentages, per share amounts, and ratios)
GAAP MEASURES
Operating Revenues	$10,932	$10,106	$9,686	$9,033	$8,299
As-Reported Earnings	$1,133	$898	$910	$927	$599
As-Reported Earnings Per Share	$5.36	$4.19	$3.93	$4.01	$2.64
Shares of Common Stock Outstanding:
End of Year	202.7	207.5	216.8	228.9	222.4
Weighted Average – Diluted	211.5	214.4	231.2	231.1	227.3
Return on Average Invested Capital – As-Reported	8.5%	7.2%	7.3%	7.4%	5.8%
Return on Average Common Equity – As-Reported	14.2%	11.2%	10.7%	11.2%	7.8%
Net Cash Flow Provided by Operating Activities	$3,419	$1,468	$2,929	$2,006	$2,182
Year-End Closing Market Price Per Share of Common Stock	$92.32	$68.65	$67.59	$57.13	$45.59
Book Value Per Share at End of Year	$40.45	$37.31	$38.25	$38.02	$35.24
Market Value of Equity at End of Year	$18,710	$14,247	$14,655	$13,077	$10,140
Price to Earnings Ratio – As-Reported	17.24	16.39	17.18	14.25	17.29
Common Dividend Paid Per Share	$2.16	$2.16	$1.89	$1.60	$1.34
Common Dividend Payout Ratio – As-Reported	40%	52%	48%	40%	51%
NON-GAAP MEASURES
Operational Earnings	$998	$943	$880	$982	$866
Operational Earnings Per Share	$4.72	$4.40	$3.80	$4.25	$3.81
Special Items Per Share	$0.64	$(0.21)	$0.13	$(0.24)	$(1.17)
Return on Average Invested Capital – Operational	7.7%	7.5%	7.1%	7.7%	7.4%
Return on Average Common Equity – Operational	12.5%	11.8%	10.4%	11.9%	11.3%
Price to Earnings Ratio – Operational	19.56	15.61	17.77	13.45	11.96
Common Dividend Payout Ratio – Operational	46%	49%	50%	38%	35%

(a) 2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY ELECTRIC OPERATING DATA(a)

	2006	2005	2004	2003	2002
Retail Kilowatt-Hour Sales (millions)	100,422	99,865	102,225	99,968	101,631
Peak Demand (megawatts)	20,887	21,391	21,174	20,162	20,419
Retail Customers – Year End (thousands)	2,595	2,629	2,662	2,631	2,597

(a) Includes Entergy New Orleans, Inc.

EMPLOYEES
	2006	2005	2004	2003	2002
Total Employees – Year End	13,814	14,136	14,425	14,773	15,601

OWNED AND LEASED CAPABILITY (MW)(a)

As of April 2007

	Entergy Arkansas	Entergy Gulf States	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	System Energy	Entergy Nuclear	Non- Nuclear Wholesale(c)	Total
Gas/Oil	1,390	4,896	4,803	2,809	760	—	—	1,317	15,975
Coal	1,198	627	—	420	—	—	—	181	2,426
Total Fossil	2,588	5,523	4,803	3,229	760	—	—	1,498	18,401
Nuclear	1,839	978	1,158	—	—	1,139	4,998	—	10,112
Other(b)	70	—	—	—	—	—	—	80	150
Total	4,497	6,501	5,961	3,229	760	1,139	4,998	1,578	28,663
(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	Other includes Hydro and Wind.

(c)	Reflects nameplate rating of generating unit.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	1Q	2Q	2006(a) 3Q	4Q	YTD	1Q	2Q	2005(a) 3Q	4Q	YTD	YTD % CHANGE
GAAP MEASURES
As-Reported Earnings ($ millions)	193.6	281.8	388.9	268.3	1,132.6	172.0	286.2	350.0	90.2	898.3	26
Return on Average Invested Capital – As-Reported (%)*	7.3	7.3	7.5	8.5	8.5	7.0	7.1	7.5	7.2	7.2	18
Return on Average Common Equity – As-Reported (%)*	11.5	11.3	11.6	14.2	14.2	10.3	10.7	11.5	11.2	11.2	27
Net Margin – As-Reported (%)*	8.7	8.5	8.6	10.4	10.4	9.4	9.5	10.0	8.9	8.9	17
Cash Flow Interest Coverage (# times)*	5.0	5.2	6.0	7.2	7.2	7.6	7.1	5.9	4.0	4.0	80
Revolver Capacity ($ millions)	2,718	2,710	3,095	2,770	2,770	1,070	1,407	791	2,545	2,545	9
Total Debt ($ millions)	9,329	9,402	9,054	9,356	9,356	8,033	8,283	8,865	9,288	9,288	1
Debt to Capital Ratio (%)	52.1	52.4	50.4	52.3	52.3	49.0	49.9	51.9	53.1	53.1	(2)
Off-Balance Sheet Liabilities ($ millions)	732	671	668	665	665	771	780	779	778	778	(15)
NON-GAAP MEASURES
Operational Earnings ($ millions)	190.2	258.0	382.6	166.9	997.7	173.4	289.0	357.1	123.6	943.0	6
Return on Average Invested Capital – Operational (%)*	7.5	7.4	7.5	7.7	7.7	6.9	7.2	7.3	7.5	7.5	3
Return on Average Common Equity – Operational (%)*	12.0	11.5	11.6	12.5	12.5	10.2	10.8	11.2	11.8	11.8	6
Net Margin – Operational (%)*	9.1	8.6	8.6	9.1	9.1	9.3	9.5	9.7	9.3	9.3	(2)
Total Gross Liquidity ( $ millions)	3,470	3,439	3,840	3,786	3,786	1,547	2,014	1,389	3,128	3,128	21
Net Debt to Net Capital Ratio (%)	50.0	50.4	48.3	49.4	49.4	47.5	48.0	50.2	51.5	51.5	(4)
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	52.1	52.2	50.2	51.3	51.3	49.9	50.4	52.4	53.7	53.7	(4)

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

*	Trailing twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2006(a)	2005(a)	2004	2003	2002
GAAP MEASURES
As-Reported Earnings ($ millions)	1,133	898	910	927	599
Return on Average Invested Capital – As-Reported (%)	8.5	7.2	7.3	7.4	5.8
Return on Average Common Equity – As-Reported (%)	14.2	11.2	10.7	11.2	7.8
Net Margin – As-Reported (%)	10.4	8.9	9.4	10.3	7.2
Cash Flow Interest Coverage (# times)	7.2	4.0	7.1	5.1	4.9
Revolver Capacity ($ millions)	2,770	2,545	1,490	1,553	1,018
Total Debt ($ millions)	9,356	9,288	7,807	8,182	8,810
Debt to Capital Ratio (%)	52.3	53.1	47.4	47.5	51.8
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	146	214	173	414	409
Leases – Entergy’s Share	519	564	596	501	395
Total	665	778	769	915	804
NON-GAAP MEASURES
Operational Earnings ( $ millions)	998	943	880	982	866
Return on Average Invested Capital – Operational (%)	7.7	7.5	7.1	7.7	7.4
Return on Average Common Equity – Operational (%)	12.5	11.8	10.4	11.9	11.3
Net Margin – Operational (%)	9.1	9.3	9.1	10.9	10.4
Total Gross Liquidity ( $ millions)	3,786	3,128	2,110	2,060	2,353
Net Debt to Net Capital Ratio (%)	49.4	51.5	45.3	45.9	47.7
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	51.3	53.7	47.9	48.7	50.3

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	1Q	2Q	2006 3Q	4Q	YTD	1Q(a)	2Q(a)	2005 3Q(a)	4Q	YTD	YTD CHANGE
	($/share)
AS-REPORTED
Utility/Parent/Other	0.54	1.00	1.35	1.08	3.97	0.42	1.05	1.35	—	2.82	1.15
Competitive Businesses
Entergy Nuclear	0.39	0.30	0.50	0.27	1.46	0.36	0.27	0.33	0.37	1.32	0.14
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.01)	0.03	(0.02)	(0.08)	(0.07)	0.01	0.01	(0.03)	0.06	0.05	(0.12)
Total Energy Commodity Services	(0.01)	0.03	(0.02)	(0.08)	(0.07)	0.01	0.01	(0.03)	0.06	0.05	(0.12)
Total Competitive Businesses	0.38	0.33	0.48	0.19	1.39	0.37	0.28	0.30	0.43	1.37	0.02
Consolidated As-Reported Earnings	0.92	1.33	1.83	1.27	5.36	0.79	1.33	1.65	0.43	4.19	1.17
LESS SPECIAL ITEMS
Utility/Parent/Other	0.02	0.11	0.03	0.61	0.77	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	0.98
Competitive Businesses
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	—	—	(0.13)	(0.13)	—	—	—	—	—	(0.13)
Total Energy Commodity Services	—	—	—	(0.13)	(0.13)	—	—	—	—	—	(0.13)
Total Competitive Businesses	—	—	—	(0.13)	(0.13)	—	—	—	—	—	(0.13)
Total Special Items	0.02	0.11	0.03	0.48	0.64	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	0.85
OPERATIONAL
Utility/Parent/Other	0.52	0.89	1.32	0.47	3.20	0.43	1.06	1.38	0.16	3.03	0.17
Competitive Businesses
Entergy Nuclear	0.39	0.30	0.50	0.27	1.46	0.36	0.27	0.33	0.37	1.32	0.14
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.01)	0.03	(0.02)	0.05	0.06	0.01	0.01	(0.03)	0.06	0.05	0.01
Total Energy Commodity Services	(0.01)	0.03	(0.02)	0.05	0.06	0.01	0.01	(0.03)	0.06	0.05	0.01
Total Competitive Businesses	0.38	0.33	0.48	0.32	1.52	0.37	0.28	0.30	0.43	1.37	0.15
Consolidated Operational Earnings	0.90	1.22	1.80	0.79	4.72	0.80	1.34	1.68	0.59	4.40	0.32
Weather Impact	(0.06)	0.07	0.06	—	0.07	(0.01)	—	0.06	0.05	0.10	(0.03)
SHARES OF COMMON STOCK OUTSTANDING (in millions)
End of Period	207.9	208.1	208.6	202.7	202.7	212.8	209.9	207.4	207.5	207.5	(4.8)
Weighted Average - Diluted	211.4	211.6	212.4	210.6	211.5	218.6	215.6	212.3	211.3	214.4	(2.9)

(a)

Operational earnings for first, second, and third quarter 2005 were originally reported as $0.79 per share, $1.33 per share, and $1.65 per share respectively. Following the planned sale of the competitive retail business in Texas announced in fourth quarter 2005, Entergy began treating earnings from this business as a special item, which revises previously reported operational earnings.

Totals may not foot due to rounding and accretion from share repurchase program.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2006					2005					YTD CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
UTILITY/PARENT/OTHER
SPECIAL ITEMS
ENOI results	0.03	0.05	0.03	(0.09)	0.02	—	—	—	—	—	0.02
Entergy-Koch, LP gain	—	—	—	0.26	0.26	—	—	—	—	—	0.26
Restructuring – Entergy-Koch, LP distribution	—	—	—	0.49	0.49	—	—	—	—	—	0.49
Retail business discontinued operations	(0.01)	0.06	—	(0.05)	—	(0.01)	(0.01)	(0.03)	(0.04)	(0.09)	0.09
Retail business impairment reserve	—	—	—	—	—	—	—	—	(0.12)	(0.12)	0.12
Total	0.02	0.11	0.03	0.61	0.77	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	0.98
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Energy Commodity Services
Non-Nuclear Wholesale Assets
Write-off of tax capital losses	—	—	—	(0.13)	(0.13)	—	—	—	—	—	(0.13)
Total	—	—	—	(0.13)	(0.13)	—	—	—	—	—	(0.13)
TOTAL SPECIAL ITEMS	0.02	0.11	0.03	0.48	0.64	(0.01)	(0.01)	(0.03)	(0.16)	(0.21)	0.85

	2006					2005					YTD CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($ millions)
UTILITY/PARENT/OTHER
SPECIAL ITEMS
ENOI results	5.6	10.7	7.3	(19.6)	4.1	—	—	—	—	—	4.1
Entergy-Koch, LP gain	—	—	—	55.0	55.0	—	—	—	—	—	55.0
Restructuring – Entergy-Koch, LP distribution	—	—	—	104.0	104.0	—	—	—	—	—	104.0
Retail business discontinued operations	(2.2)	13.1	(1.0)	(10.3)	(0.5)	(1.4)	(2.8)	(7.1)	(7.6)	(18.9)	18.4
Retail business impairment reserve	—	—	—	—	—	—	—	—	(25.8)	(25.8)	25.8
Total	3.4	23.8	6.3	129.1	162.6	(1.4)	(2.8)	(7.1)	(33.4)	(44.7)	207.3
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Energy Commodity Services
Non-Nuclear Wholesale Assets
Write-off of tax capital losses	—	—	—	(27.7)	(27.7)	—	—	—	—	—	(27.7)
Total	—	—	—	(27.7)	(27.7)	—	—	—	—	—	(27.7)
TOTAL SPECIAL ITEMS	3.4	23.8	6.3	101.4	134.9	(1.4)	(2.8)	(7.1)	(33.4)	(44.7)	179.6

Totals may not foot due to rounding and accretion from share repurchase program.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2006	2005	2004	2003	2002
	($/share)
AS-REPORTED
Utility/Parent/Other	3.97	2.82	2.86	1.93	2.40
Competitive Businesses
Entergy Nuclear	1.46	1.32	1.06	1.30	0.88
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.07)	0.05	0.23	(0.10)	(1.22)
Entergy-Koch Trading	—	—	(0.35)	0.80	0.36
Gulf South Pipeline	—	—	0.13	0.08	0.22
Total Energy Commodity Services	(0.07)	0.05	0.01	0.78	(0.64)
Total Competitive Businesses	1.39	1.37	1.07	2.08	0.24
Consolidated As-Reported Earnings	5.36	4.19	3.93	4.01	2.64
LESS SPECIAL ITEMS
Utility/Parent/Other	0.77	(0.21)	0.07	(0.69)	—
Competitive Businesses
Entergy Nuclear	—	—	—	0.45	—
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.13)	—	0.28	—	(1.17)
Entergy-Koch Trading	—	—	(0.35)	—	—
Gulf South Pipeline	—	—	0.13	—	—
Total Energy Commodity Services	(0.13)	—	0.06	—	(1.17)
Total Competitive Businesses	(0.13)	—	0.06	0.45	(1.17)
Total Special Items	0.64	(0.21)	0.13	(0.24)	(1.17)
OPERATIONAL
Utility/Parent/Other	3.20	3.03	2.79	2.62	2.40
Competitive Businesses
Entergy Nuclear	1.46	1.32	1.06	0.85	0.88
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.06	0.05	(0.05)	(0.10)	(0.05)
Entergy-Koch Trading	—	—	—	0.80	0.36
Gulf South Pipeline	—	—	—	0.08	0.22
Total Energy Commodity Services	0.06	0.05	(0.05)	0.78	0.53
Total Competitive Businesses	1.52	1.37	1.01	1.63	1.41
Consolidated Operational Earnings	4.72	4.40	3.80	4.25	3.81
Weather Impact	0.07	0.10	(0.11)	(0.05)	(0.01)

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2006	2005	2004	2003	2002
	($/share)
UTILITY/PARENT/OTHER SPECIAL ITEMS
ENOI results	0.02	—	—	—	—
Entergy-Koch, LP gain	0.26	—	—	—	—
Restructuring – Entergy-Koch, LP distribution	0.49	—	—	—	—
Retail business impairment reserve	—	(0.12)	—	—	—
Retail business discontinued operations	—	(0.09)	—	—	—
Tax benefits – Entergy-Koch investment	—	—	0.07	—	—
River Bend loss provision	—	—	—	(0.29)	—
SFAS 143 implementation	—	—	—	(0.09)	—
Voluntary severance plan	—	—	—	(0.31)	—
Total	0.77	(0.21)	0.07	(0.69)	—
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	—	—	0.67	—
Voluntary severance plan	—	—	—	(0.22)	—
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	(0.13)	—	—	—	—
Entergy-Koch Trading earnings	—	—	(0.35)	—	—
Gulf South Pipeline earnings	—	—	0.13	—	—
Tax benefits on restructuring	—	—	0.41	—	—
Asset impairment reserve	—	—	(0.15)	—	—
Reduction in asset sale reserves	—	—	0.02	—	—
Gain (loss) on disposition of assets	—	—	—	—	0.23
Asset and contract impairments	—	—	—	—	(0.62)
Turbine commitment	—	—	—	—	(0.52)
Development costs	—	—	—	—	(0.09)
Restructuring costs	—	—	—	—	(0.17)
Total	(0.13)	—	0.06	0.45	(1.17)
TOTAL SPECIAL ITEMS	0.64	(0.21)	0.13	(0.24)	(1.17)

	2006	2005	2004	2003	2002
	($ millions)
UTILITY/PARENT/OTHER SPECIAL ITEMS
ENOI results	4.1	—	—	—	—
Entergy-Koch, LP gain	55.0	—	—	—	—
Restructuring – Entergy-Koch, LP distribution	104.0	—	—	—	—
Retail business impairment reserve	—	(25.8)	—	—	—
Retail business discontinued operations	(0.5)	(18.9)	—	—	—
Tax benefits – Entergy-Koch investment	—	—	16.7	—	—
River Bend loss provision	—	—	—	(65.6)	—
SFAS 143 implementation	—	—	—	(21.3)	—
Voluntary severance plan	—	—	—	(71.0)	—
Total	162.6	(44.7)	16.7	(157.9)	—
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	—	—	154.4	—
Voluntary severance plan	—	—	—	(51.8)	—
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	(27.7)	—	—	—	—
Entergy-Koch Trading earnings	—	—	(79.4)	—	—
Gulf South Pipeline earnings	—	—	29.3	—	—
Tax benefits on restructuring	—	—	93.6	—	—
Asset impairment reserve	—	—	(35.8)	—	—
Reduction in asset sale reserves	—	—	5.6	—	—
Gain (loss) on disposition of assets	—	—	—	0.7	52.3
Asset and contract impairments	—	—	—	—	(141.9)
Turbine commitment	—	—	—	—	(117.2)
Development costs	—	—	—	—	(21.3)
Restructuring costs	—	—	—	—	(39.0)
Total	(27.7)	—	13.3	103.3	(267.1)
TOTAL SPECIAL ITEMS	134.9	(44.7)	30.0	(54.6)	(267.1)

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

UTILITY/PARENT/OTHER SPECIAL ITEMS	Main Earnings Category
ENOI results	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Entergy-Koch, LP gain	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Restructuring – Entergy-Koch, LP distribution	Income taxes
Retail business impairment reserve	Discontinued operations
Retail business discontinued operations	Discontinued operations
Tax benefits – Entergy-Koch investment	Income taxes
River Bend loss provision	Other income: miscellaneous-net
SFAS 143 implementation	Cumulative effect of accounting changes
Voluntary severance plan	Operating expenses: Other operation and maintenance

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	Cumulative effect of accounting changes
Voluntary severance plan	Operating expenses: Other operation and maintenance
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	Income taxes
Entergy-Koch Trading earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Gulf South Pipeline earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Tax benefits on restructuring	Income taxes
Asset impairment reserve	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Reduction in asset sale reserves	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Gain (loss) on disposition of assets	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Asset and contract impairments	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Turbine commitment	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Development costs	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Restructuring costs	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME

	2006(a)	2005(a)	2004(b)	2003	2002
	In thousands, except share data, for the years ended December 31,
OPERATING REVENUES:
Domestic electric	$9,063,135	$8,446,830	$7,932,577	$7,397,175	$6,646,414
Natural gas	84,230	77,660	208,499	186,176	125,353
Competitive businesses	1,784,793	1,581,757	1,544,445	1,449,363	1,527,285
Total	10,932,158	10,106,247	9,685,521	9,032,714	8,299,052
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	3,144,073	2,176,015	2,488,208	1,987,217	2,154,596
Purchased power	2,138,237	2,521,247	1,701,610	1,579,057	829,995
Nuclear refueling outage expenses	169,567	162,653	166,072	159,995	105,592
Provision for turbine commitments, asset impairments, and restructuring charges	—	—	55,000	(7,743)	428,456
Other operation and maintenance	2,335,364	2,122,206	2,268,332	2,423,951	2,468,551
Decommissioning	145,884	143,121	149,529	146,100	76,417
Taxes other than income taxes	428,561	382,521	403,635	402,571	379,967
Depreciation and amortization	887,792	856,377	893,574	849,771	838,472
Other regulatory credits – net	(122,680)	(49,882)	(90,611)	(13,761)	(141,836)
Total	9,126,798	8,314,258	8,035,349	7,527,158	7,140,210
OPERATING INCOME	1,805,360	1,791,989	1,650,172	1,505,556	1,158,842
OTHER INCOME:
Allowance for equity funds used during construction	39,894	45,736	39,582	42,710	31,658
Interest and dividend income	198,835	150,479	109,635	87,334	118,282
Equity in earnings (loss) of unconsolidated equity affiliates	93,744	985	(78,727)	271,647	183,878
Miscellaneous – net	16,114	14,251	55,509	(76,376)	13,864
Total	348,587	211,451	125,999	325,315	347,682
INTEREST AND OTHER CHARGES:
Interest on long-term debt	498,451	440,334	463,384	485,964	526,442
Other interest – net	75,502	64,646	40,133	52,868	70,401
Allowance for borrowed funds used during construction	(23,931)	(29,376)	(25,741)	(33,191)	(24,538)
Preferred dividend requirements and other	27,783	25,427	23,525	23,524	23,712
Total	577,805	501,031	501,301	529,165	596,017
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,576,142	1,502,409	1,274,870	1,301,706	910,507
Income taxes	443,044	559,284	365,305	497,433	300,592
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,133,098	943,125	909,565	804,273	609,915
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense (benefit) of $67, $(24,051), $603, $(7,359), $(6,654) respectively)	(496)	(44,794)	(41)	(14,404)	(10,555)
CUMULATIVE EFFECT OF ACCOUNTING CHANGES (net of income taxes of $ 89,925 in 2003)	—	—	—	137,074	—
CONSOLIDATED NET INCOME	$1,132,602	$898,331	$909,524	$926,943	$599,360
Basic earnings (loss) per average common share:
Continuing operations	$5.46	$4.49	$4.01	$3.55	$2.73
Discontinued operations	—	$(0.21)	—	$(0.06)	$(0.04)
Cumulative effect of accounting changes	—	—	—	$0.60	—
Basic earnings (loss) per average common share	$5.46	$4.27	$4.01	$4.09	$2.69
Diluted earnings (loss) per average common share:
Continuing operations	$5.36	$4.40	$3.93	$3.48	$2.68
Discontinued operations	—	$(0.21)	—	$(0.06)	$(0.04)
Cumulative effect of accounting changes	—	—	—	$0.59	—
Diluted earnings (loss) per average common share	$5.36	$4.19	$3.93	$4.01	$2.64
Dividends declared per common share	$2.16	$2.16	$1.89	$1.60	$1.34
Average number of common shares outstanding:
Basic	207,456,838	210,141,887	226,863,758	226,804,370	223,047,431
Diluted	211,452,455	214,441,362	231,193,686	231,146,040	227,303,103

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Income Statement reflecting deconsolidation of Entergy New Orleans, Inc. can be found on page 55.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2006 CONSOLIDATING INCOME STATEMENT (unaudited)(a)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, except share data, for the year ended December 31, 2006.
OPERATING REVENUES:
Domestic electric	$9,065,800	$—	$(2,665)	$9,063,135
Natural gas	84,230	—	—	84,230
Competitive businesses	39,817	1,780,354	(35,378)	1,784,793
Total	9,189,847	1,780,354	(38,043)	10,932,158
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,880,857	263,215	—	3,144,073
Purchased power	2,120,770	53,618	(36,151)	2,138,237
Nuclear refueling outage expenses	78,110	91,457	—	169,567
Other operation and maintenance	1,614,002	723,711	(2,349)	2,335,364
Decommissioning	82,912	62,972	—	145,884
Taxes other than income taxes	363,897	64,664	—	428,561
Depreciation and amortization	808,517	79,275	—	887,792
Other regulatory credits – net	(122,680)	—	—	(122,680)
Total	7,826,385	1,338,912	(38,500)	9,126,798
OPERATING INCOME	1,363,462	441,442	457	1,805,360
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	39,894	—	—	39,894
Interest and dividend income	163,717	123,703	(88,586)	198,835
Equity in earnings (loss) of unconsolidated equity affiliates	95,366	(1,622)	—	93,744
Miscellaneous – net	555	16,016	(457)	16,114
Total	299,532	138,097	(89,042)	348,587
INTEREST AND OTHER CHARGES:
Interest on long-term debt	489,282	9,170	—	498,451
Other interest – net	99,196	64,836	(88,530)	75,502
Allowance for borrowed funds used during construction	(23,931)	—	—	(23,931)
Preferred dividend requirements and other	24,363	3,475	(55)	27,783
Total	588,910	77,481	(88,585)	577,805
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,074,084	502,058	—	1,576,142
Income taxes	234,789	208,255	—	443,044
INCOME FROM CONTINUING OPERATIONS	839,295	293,803	—	1,133,098
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $67)	(496)	—	—	(496)
CONSOLIDATED NET INCOME	$838,799	$293,803	$—	$1,132,602
Earnings Per Average Common Share (from continuing operations):
Basic	$4.04	$1.42	$—	$5.46
Diluted	$3.97	$1.39	$—	$5.36
Earnings Per Average Common Share:
Basic	$4.04	$1.42	$—	$5.46
Diluted	$3.97	$1.39	$—	$5.36

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2006(a)	2005(a)	2004(b)	2003	2002
	In thousands, as of December 31,
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$117,379	$221,773	$79,136	$115,112	$169,788
Temporary cash investments – at cost, which approximates market	898,773	361,047	540,650	392,013	1,165,260
Special deposits	—	—	—	308	280
Total cash and cash equivalents	1,016,152	582,820	619,786	507,433	1,335,328
Other temporary investments	—	—	187,950	234,800	—
Notes receivable - Entergy New Orleans DIP loan	51,934	90,000	—	—	—
Notes receivable	699	3,227	3,092	1,730	2,078
Accounts receivable:
Customer	410,512	629,717	435,191	398,091	323,215
Allowance for doubtful accounts	(19,348)	(30,805)	(23,758)	(25,976)	(27,285)
Other	487,264	459,152	342,289	246,824	244,621
Accrued unbilled revenues	249,165	477,570	460,039	384,860	319,133
Total receivables	1,127,593	1,535,634	1,213,761	1,003,799	859,684
Deferred fuel costs	—	543,927	55,069	245,973	55,653
Accumulated deferred income taxes	11,680	—	76,899	—	—
Fuel inventory – at average cost	193,098	206,195	127,251	110,482	96,467
Materials and supplies – at average cost	604,998	610,932	569,407	548,921	525,900
Deferred nuclear refueling outage costs	147,521	164,152	129,718	138,836	163,646
Prepayments and other	171,759	325,795	116,279	127,270	166,827
Total	3,325,434	4,062,682	3,099,212	2,919,244	3,205,583
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	229,089	296,784	231,779	1,053,328	824,209
Decommissioning trust funds	2,858,523	2,606,765	2,453,406	2,278,533	2,069,198
Non-utility property – at cost (less accumulated depreciation)	212,726	228,833	219,717	262,384	297,294
Other	47,115	81,535	90,992	152,681	277,539
Total	3,347,453	3,213,917	2,995,894	3,746,926	3,468,240
PROPERTY, PLANT AND EQUIPMENT:
Electric	30,713,284	29,161,027	29,053,340	28,035,899	26,789,538
Property under capital lease	730,182	727,565	738,554	751,815	746,624
Natural gas	92,787	86,794	262,787	236,622	209,969
Construction work in progress	786,147	1,524,085	1,197,551	1,380,982	1,232,891
Nuclear fuel under capital lease	269,485	271,615	262,469	278,683	259,433
Nuclear fuel	561,291	436,646	320,813	234,421	263,609
Total property, plant and equipment	33,153,176	32,207,732	31,835,514	30,918,422	29,502,064
Less - accumulated depreciation and amortization	13,715,099	13,010,687	13,139,883	12,619,625	11,837,061
Property, plant and equipment – net	19,438,077	19,197,045	18,695,631	18,298,797	17,665,003
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	740,110	735,221	746,413	830,539	844,105
Other regulatory assets	2,768,352	2,133,724	1,429,261	1,398,323	973,185
Deferred fuel costs	168,122	120,489	30,842	—	—
Long-term receivables	19,349	25,572	39,417	20,886	24,703
Goodwill	377,172	377,172	377,172	377,172	377,172
Other	898,662	991,835	918,871	935,501	946,375
Total	4,971,767	4,384,013	3,541,976	3,562,421	3,165,540
TOTAL ASSETS	$31,082,731	$30,857,657	$28,332,713	$28,527,388	$27,504,366

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Balance Sheet reflecting deconsolidation of Entergy New Orleans, Inc. can be found on pages 56 – 57.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2006(a)	2005(a)	2004(b)	2003	2002
	In thousands, as of December 31,
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$181,576	$103,517	$492,564	$524,372	$1,191,320
Notes payable	25,039	40,041	193	351	351
Accounts payable	1,122,596	1,655,787	896,528	796,572	855,446
Customer deposits	248,031	222,206	222,320	199,620	198,442
Taxes accrued	187,324	188,159	224,011	224,926	385,315
Accumulated deferred income taxes	—	143,409	—	22,963	26,468
Nuclear refueling outage costs	—	—	—	8,238	14,244
Interest accrued	160,831	154,855	144,478	139,603	175,440
Deferred fuel costs	73,031	—	—	—	—
Obligations under capital leases	153,246	130,882	133,847	159,978	153,822
Pension and other postretirement liabilities	41,912	—	—	—	—
Other	271,544	473,510	218,442	145,453	171,341
Total	2,465,130	3,112,366	2,332,383	2,222,076	3,172,189
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,820,700	5,282,759	5,070,912	4,779,513	4,250,800
Accumulated deferred investment tax credits	358,550	376,550	399,228	420,248	447,925
Obligations under capital leases	188,033	175,005	146,060	153,898	155,943
Other regulatory liabilities	449,237	408,667	329,767	291,239	185,579
Decommissioning and retirement cost liabilities	2,023,846	1,923,971	2,066,277	2,215,490	2,115,744
Transition to competition	79,098	79,101	79,101	79,098	79,098
Regulatory reserves	219	18,624	103,061	69,528	56,438
Accumulated provisions	88,902	144,880	549,914	506,960	389,868
Pension and other postretirement liabilities	1,410,433	1,118,964	—	—	—
Long-term debt	8,798,087	8,824,493	7,016,831	7,322,940	7,308,649
Preferred stock with sinking fund	10,500	13,950	17,400	20,852	—
Other	847,196	1,184,082	1,554,212	1,407,551	1,145,232
Total	20,074,801	19,551,046	17,332,763	17,267,317	16,135,276
Preferred stock with sinking fund	—	—	—	—	24,327
Preferred stock without sinking fund	344,913	445,974	365,356	334,337	334,337
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2006, 2005, 2004, 2003 and 2002	2,482	2,482	2,482	2,482	2,482
Paid-in capital	4,827,265	4,817,637	4,835,375	4,767,615	4,666,753
Retained earnings	6,113,042	5,433,931	4,989,826	4,502,508	3,938,693
Accumulated other comprehensive loss	(100,512)	(343,819)	(93,453)	(7,795)	(22,360)
Less – treasury stock, at cost (45,506,311 shares in 2006; 40,644,602 shares in 2005; 31,345,028 shares in 2004; 19,276,445 shares in 2003; 25,752,419 shares in 2002)	2,644,390	2,161,960	1,432,019	561,152	747,331
Total	8,197,887	7,748,271	8,302,211	8,703,658	7,838,237
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$31,082,731	$30,857,657	$28,332,713	$28,527,388	$27,504,366

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Balance Sheet reflecting deconsolidation of Entergy New Orleans, Inc. can be found on pages 56 – 57.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2006 CONSOLIDATING BALANCE SHEET (unaudited)(a)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2006.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$95,468	$21,911	$—	$117,379
Temporary cash investments - at cost, which approximates market	499,942	398,831	—	898,773
Total cash and cash equivalents	595,410	420,742	—	1,016,152
Notes receivable - Entergy New Orleans DIP loan	51,934	—	—	51,934
Notes receivable	266,717	1,280,921	(1,546,939)	699
Accounts receivable:
Customer	410,512	—	—	410,512
Allowance for doubtful accounts	(19,348)	—	—	(19,348)
Associated companies	(5,099)	94,549	(89,450)	—
Other	312,654	174,610	—	487,264
Accrued unbilled revenues	249,165	—	—	249,165
Total receivables	947,884	269,159	(89,450)	1,127,593
Accumulated deferred income taxes	10,498	1,182	—	11,680
Fuel inventory - at average cost	189,829	3,269	—	193,098
Materials and supplies - at average cost	408,279	196,719	—	604,998
Deferred nuclear refueling outage costs	65,349	82,172	—	147,521
Prepayments and other	150,134	21,625	—	171,759
Total	2,686,034	2,275,789	(1,636,389)	3,325,434
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	7,725,189	152,066	(7,648,166)	229,089
Decommissioning trust funds	1,274,676	1,583,847	—	2,858,523
Non-utility property - at cost (less accumulated depreciation)	208,956	3,770	—	212,726
Other	39,868	7,247	—	47,115
Total	9,248,689	1,746,930	(7,648,166)	3,347,453
PROPERTY, PLANT AND EQUIPMENT:
Electric	28,405,556	2,309,755	(2,027)	30,713,284
Property under capital lease	730,182	—	—	730,182
Natural gas	92,787	—	—	92,787
Construction work in progress	609,431	176,716	—	786,147
Nuclear fuel under capital lease	269,485	—	—	269,485
Nuclear fuel	206,889	354,402	—	561,291
Total property, plant and equipment	30,314,330	2,840,873	(2,027)	33,153,176
Less - accumulated depreciation and amortization	13,366,710	348,389	—	13,715,099
Property, plant and equipment - net	16,947,620	2,492,484	(2,027)	19,438,077
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	740,110	—	—	740,110
Other regulatory assets	2,768,352	—	—	2,768,352
Deferred fuel costs	168,122	—	—	168,122
Long-term receivables	19,349	—	—	19,349
Goodwill	374,099	3,073	—	377,172
Other	736,461	781,364	(619,163)	898,662
Total	4,806,493	784,437	(619,163)	4,971,767
TOTAL ASSETS	$33,688,836	$7,299,640	$(9,905,745)	$31,082,731

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2006 CONSOLIDATING BALANCE SHEET (unaudited)(a)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2006.
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$93,335	$88,241	$—	$181,576
Notes payable:
Associated companies	979,198	567,741	(1,546,939)	—
Other	25,039	—	—	25,039
Accounts payable:
Associated companies	69,355	17,949	(87,304)	—
Other	901,434	221,162	—	1,122,596
Customer deposits	248,031	—	—	248,031
Taxes accrued	167,060	20,264	—	187,324
Interest accrued	159,527	1,304	—	160,831
Deferred fuel costs	73,031	—	—	73,031
Obligations under capital leases	153,246	—	—	153,246
Pension and other postretirement liabilities	39,008	2,904	—	41,912
Other	100,501	171,043	—	271,544
Total	3,008,765	1,090,608	(1,634,243)	2,465,130
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,451,700	369,000	—	5,820,700
Accumulated deferred investment tax credits	358,550	—	—	358,550
Obligations under capital leases	188,033	—	—	188,033
Other regulatory liabilities	449,237	—	—	449,237
Decommissioning and retirement cost liabilities	1,249,482	774,364	—	2,023,846
Transition to competition	79,098	—	—	79,098
Regulatory reserves	219	—	—	219
Accumulated provisions	81,053	7,849	—	88,902
Pension and other postretirement liabilities	1,125,707	284,726	—	1,410,433
Long-term debt	8,560,534	301,805	(64,252)	8,798,087
Preferred stock with sinking fund	10,500	—	—	10,500
Other	1,173,625	233,424	(559,853)	847,196
Total	18,727,738	1,971,168	(624,105)	20,074,801
Preferred stock without sinking fund	310,751	426,099	(391,937)	344,913
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2006	2,228,350	1,068,642	(3,294,510)	2,482
Paid-in capital	6,668,007	1,500,553	(3,341,295)	4,827,265
Retained earnings	5,592,532	1,304,107	(783,597)	6,113,042
Accumulated other comprehensive income (loss)	(82,917)	(18,221)	626	(100,512)
Less – treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	43,316	(163,316)	2,644,390
Total	11,641,582	3,811,765	(7,255,460)	8,197,887
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,688,836	$7,299,640	$(9,905,745)	$31,082,731

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2006(a)	2005(a)	2004(b)	2003	2002
	In thousands, for the years ended December 31,
OPERATING ACTIVITIES:
Consolidated net income	$1,132,602	$898,331	$909,524	$926,943	$599,360
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	36,352	(82,033)	33,533	13,090	18,848
Other regulatory credits - net	(122,680)	(49,882)	(90,611)	(13,761)	(141,836)
Depreciation, amortization, and decommissioning	1,035,153	1,001,852	1,045,122	996,603	915,597
Deferred income taxes, investment tax credits, and non-current taxes accrued	738,643	487,804	352,094	1,189,531	(256,664)
Cumulative effect of accounting changes	—	—	—	(137,074)	—
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	4,436	4,315	608,141	(176,036)	(181,878)
Provisions for asset impairments and restructuring charges	—	39,767	55,000	(7,743)	428,456
Changes in working capital:
Receivables	408,042	(367,351)	(210,419)	(140,612)	(43,957)
Fuel inventory	13,097	(83,125)	(16,769)	(14,015)	1,030
Accounts payable	(83,884)	303,194	95,306	(60,164)	286,230
Taxes accrued	(835)	(33,306)	(1,581)	(882,446)	462,956
Interest accrued	5,975	15,133	5,269	(35,837)	7,209
Deferred fuel	582,947	(236,801)	213,627	(33,874)	156,181
Other working capital accounts	64,479	(45,653)	41,008	16,809	(286,232)
Provision for estimated losses and reserves	39,822	(3,704)	(18,041)	196,619	10,533
Changes in other regulatory assets	(127,305)	(311,934)	48,626	22,671	71,132
Other	(307,429)	(68,799)	(140,510)	145,116	134,738
Net cash flow provided by operating activities	3,419,415	1,467,808	2,929,319	2,005,820	2,181,703
INVESTING ACTIVITIES:
Construction/capital expenditures	(1,586,016)	(1,458,086)	(1,410,610)	(1,568,943)	(1,530,301)
Allowance for equity funds used during construction	39,894	45,736	39,582	42,710	31,658
Nuclear fuel purchases	(326,248)	(314,414)	(238,170)	(224,308)	(250,309)
Proceeds from sale/leaseback of nuclear fuel	135,190	184,403	109,988	150,135	183,664
Proceeds from sale of assets and businesses	77,159	—	75,430	25,987	215,088
Payment for purchase of plant	(88,199)	(162,075)	—	—	—
Investment in non-utility properties	—	—	(6,420)	(71,438)	(216,956)
Decrease (increase) in other investments	(6,353)	9,905	383,498	172,187	38,964
Purchases of other temporary investments	—	(1,591,025)	(1,629,500)	(613,464)	—
Liquidation of other temporary investments	—	1,778,975	1,676,350	378,664	150,000
Proceeds from nuclear decommissioning trust fund sales	777,584	944,253	679,466	729,440	1,504,997
Investment in nuclear decommissioning trust funds	(884,123)	(1,039,824)	(769,273)	(820,958)	(1,589,911)
Other regulatory investments	(38,037)	(390,456)	(53,566)	(156,446)	(39,390)
Other	—	—	—	(11,496)	114,033
Net cash flow used in investing activities	(1,899,149)	(1,992,608)	(1,143,225)	(1,967,930)	(1,388,463)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,837,713	4,302,570	3,653,478	4,596,189	1,197,330
Preferred stock	73,354	127,995	—	—	—
Common stock and treasury stock	70,455	106,068	170,237	217,521	130,061
Retirement of long-term debt	(1,804,373)	(2,689,206)	(4,022,548)	(5,284,917)	(1,341,274)
Repurchase of common stock	(584,193)	(878,188)	(1,017,996)	(8,135)	(118,499)
Redemption of preferred stock	(183,881)	(33,719)	(3,450)	(3,450)	(1,858)
Changes in credit line borrowings - net	(15,000)	39,850	(154)	—	244,333
Dividends paid:
Common stock	(448,954)	(453,508)	(427,901)	(362,814)	(298,991)
Preferred stock	(28,848)	(25,472)	(23,525)	(23,524)	(23,712)
Net cash flow provided by (used in) financing activities	(1,083,727)	496,390	(1,671,859)	(869,130)	(212,610)
Effect of exchange rates on cash and cash equivalents	(3,207)	(602)	(1,882)	3,345	3,125
Net increase (decrease) in cash and cash equivalents	433,332	(29,012)	112,353	(827,895)	583,755
Cash and cash equivalents at beginning of period	582,820	619,786	507,433	1,335,328	751,573
Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	—	(7,954)
Cash and cash equivalents at end of period	$1,016,152	$582,820	$619,786	$507,433	$1,335,328

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Statement of Cash Flow reflecting deconsolidation of Entergy New Orleans, Inc. can be found on page 58.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2006(a)	2005(a)	2004(b)	2003	2002
	In thousands, for the years ended December 31,
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$526,424	$461,345	$477,768	$552,017	$633,931
Income taxes	$(147,435)	$116,072	$28,241	$188,709	$57,856
Noncash investing and financing activities:
Debt assumed by the Damhead Creek purchaser	—	—	—	—	$488,432
Decommissioning trust funds acquired in nuclear power plant acquisitions	—	—	—	—	$310,000
Long-term debt refunded with proceeds from long-term debt issued in prior period	—	—	—	—	$(47,000)

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

(b)	Pro Forma Statement of Cash Flow reflecting deconsolidation of Entergy New Orleans, Inc. can be found on page 58.

CASH FLOW INFORMATION BY BUSINESS

	Utility/ Parent/ Other	Entergy Nuclear	Energy Commodity Services	Consolidated
	For the years ended December 31, 2006, 2005, 2004, 2003, and 2002. ($ thousands)

2006(a)
Net cash flow provided by (used in) operating activities	2,680,447	833,318	(94,350)	3,419,415
Net cash flow provided by (used in) investing activities	(1,458,581)	(450,219)	9,651	(1,899,149)
Net cash flow provided by (used in) financing activities	(959,555)	(211,544)	87,372	(1,083,727)
2005(a)
Net cash flow provided by (used in) operating activities	934,562	551,263	(18,017)	1,467,808
Net cash flow provided by (used in) investing activities	(1,673,600)	(368,497)	49,489	(1,992,608)
Net cash flow provided by (used in) financing activities	640,489	(110,482)	(33,617)	496,390
2004
Net cash flow provided by operating activities	2,034,882	414,518	479,919	2,929,319
Net cash flow provided by (used in) investing activities	(1,005,814)	(386,023)	248,612	(1,143,225)
Net cash flow used in financing activities	(909,431)	(37,894)	(724,534)	(1,671,859)
2003
Net cash flow provided by (used in) operating activities	1,934,587	182,524	(111,291)	2,005,820
Net cash flow used in investing activities	(1,704,897)	(184,913)	(78,120)	(1,967,930)
Net cash flow provided by (used in) financing activities	(1,028,623)	(6,672)	166,165	(869,130)
2002
Net cash flow provided by (used in) operating activities	1,903,828	281,589	(3,714)	2,181,703
Net cash flow used in investing activities	(949,039)	(438,664)	(760)	(1,388,463)
Net cash flow provided by (used in) financing activities	(322,621)	176,162	(66,151)	(212,610)

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID–IN CAPITAL

	2006		2005		2004		2003		2002
	In thousands, for the years ended December 31,
RETAINED EARNINGS
Retained Earnings – Beginning of period	$5,433,931		$4,989,826		$4,502,508		$3,938,693		$3,638,448
Add:
Consolidated net income	1,132,602	$1,132,602	898,331	$898,331	909,524	$909,524	926,943	$926,943	599,360	$599,360
Adjustment for change in accounting method	—		—		5,524		—		—
Total	1,132,602		898,331		915,048		926,943		599,360
Deduct:
Dividends declared on common stock	448,572		453,657		427,740		362,941		299,031
Capital stock and other expenses	4,919		569		(10)		187		84
Total	453,491		454,226		427,730		363,128		299,115
Retained Earnings – End of period	$6,113,042		$5,433,931		$4,989,826		$4,502,508		$3,938,693
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Net of taxes)
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$(392,614)		$(141,411)		$(25,811)		$17,313		$(17,973)
Other accumulated comprehensive (loss) items	48,795		47,958		18,016		(39,673)		(70,821)
Total	(343,819)		(93,453)		(7,795)		(22,360)		(88,794)
Net derivative instrument fair value changes arising during the period (net of tax expense (benefit) of $187,462, $(159,236), $(74,082), $(27,862), and $20,264	287,036	287,036	(251,203)	(251,203)	(115,600)	(115,600)	(43,124)	(43,124)	35,286	35,286
Foreign currency translation (net of tax expense (benefit) of $1,122, $211, $659, $1,459, and $(5,420))	3,207	3,207	602	602	1,882	1,882	4,169	4,169	65,948	(15,487)
Minimum pension liability (net of tax expense (benefit) of $(5,911) $(9,176), $1,875, $503, and $(6,527))	(7,759)	(7,759)	(15,773)	(15,773)	2,762	2,762	1,153	1,153	(10,489)	(10,489)
Pension and other postretirement liabilities (net of tax expense (benefit) of $(92,419))(75,805)	—		—		—		—		—
Net unrealized investment gains (losses) (net of tax expense (benefit) of $28,428, $10,573, $16,599, $33,422, and $(19,176))	36,628	36,628	16,008	16,008	25,298	25,298	52,367	52,367	(24,311)	(24,311)
Balance at end of period:
Accumulated derivative instrument fair value changes	(105,578)		(392,614)		(141,411)		(25,811)		17,313
Other accumulated comprehensive income (loss) items	5,066		48,795		47,958		18,016		(39,673)
Total	$(100,512)		$(343,819)		$(93,453)		$(7,795)		$(22,360)
Comprehensive Income		$1,451,714		$647,965		$823,866		$941,508		$584,359
PAID-IN CAPITAL
Paid-in Capital – Beginning of period	$4,817,637		$4,835,375		$4,767,615		$4,666,753		$4,662,704
Add (Deduct):
Issuance of equity units	—		(39,904)		—		—		—
Common stock issuances related to stock plans	9,628		22,166		67,760		100,862		4,049
Paid-in Capital – End of period	$4,827,265		$4,817,637		$4,835,375		$4,767,615		$4,666,753

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

	2006	2005	2004	2003	2002
	($ millions)
Utility/Parent/Other
Entergy New Orleans	76	58	51	66	58
All others	1,350	1,458	1,115	1,201	1,098
Entergy Nuclear	303	161	243	281	348
Energy Commodity Services	21	1	8	92	244
Total Historical Capital Expenditures	1,750	1,678	1,417	1,640	1,748

PLANNED CAPITAL EXPENDITURES EXCLUDING ENTERGY NEW ORLEANS

	2007	2008	2009
	($ millions)
Maintenance Capital:
Utility/Parent/Other	788	766	763
Entergy Nuclear	97	78	82
Total Maintenance Capital	885	844	845
Other Capital Commitments:
Utility/Parent/Other	406	985	482
Entergy Nuclear	447	172	219
Total Other Capital Commitments	853	1,157	701
Total Planned Capital Expenditures	1,738	2,001	1,546

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT

						As of December 31,
CUSIP		Rate	Maturity Date	First Call Date	Current or First Call Price	2006	2005	2004
						($ millions)
	$2B Bank Credit Facility		05/10			820	785	—
	$1.5B Bank Credit Facility(a)		12/08			—	—	50
	Bank Term Loan	2.98%	06/10			60	60	60
	Bank Term Loan	3.08%	11/08			35	35	35
29364GA*4	6.17% Notes	6.17%	03/08	Now	MW (T+.50%)	72	72	72
29364GB*3	6.23% Notes	6.23%	03/08	Now	MW (T+.50%)	15	15	15
29364GAC7	6.13% Notes	6.13%	09/08	Now	MW (T+.50%)	150	150	150
29364GAA1	7.75% Notes	7.75%	12/09	Now	MW (T+.50%)	267	267	267
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW (T+.50%)	75	75	75
29364GB@1	6.9% Notes	6.9%	11/10	Now	MW (T+.50%)	140	140	140
29364G202,
29364G301	7.625% Notes(b)	7.625%	02/11			500	500	—
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW (T+.50%)	86	86	86
Total						2,220	2,185	950

(a)

At December 31, 2004, Entergy Corporation had in place two separate revolving credit facilities, a 5-year credit facility and a 3-year credit facility. The 5-year credit facility, which expires in December 2009, has a borrowing capacity of $500 million, none of which was outstanding at December 31, 2004. The 3-year credit facility, which expires in May 2007, has a borrowing capacity of $965 million, of which $50 million was outstanding at December 31, 2004. These two facilities were terminated in May 2005.

(b)

In December 2005, Entergy Corporation sold 10 million equity units with a stated amount of $50 each. An equity unit consists of (1) a note, CUSIP 29364GAD5, initially due February 2011 and initially bearing interest at an annual rate of 5.75% and (2) a purchase contract that obligates the holder of the equity unit to purchase for $50 between 0.5705 and 0.7074 shares of Entergy Corporation common stock on or before February 17, 2009. Entergy will pay the holders quarterly contract adjustment payments of 1.875% per year on the stated amount of $50 per equity unit. Under the terms of the purchase contracts, Entergy Corporation will issue between 5,705,000 and 7,074,000 shares of common stock in the settlement of the purchase contracts (subject to adjustment under certain circumstances).

SECURITIES RATINGS (OUTLOOK)

Corporate Credit
	MOODY’S	S&P
As of April 2007.
Entergy Corporation	Baa3 (stable)	BBB (outlook negative)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	1Q	2Q	2006(a) 3Q	4Q	YTD	1Q	2Q	2005(a) 3Q	4Q	YTD	YTD % CHANGE
GAAP MEASURES
As-Reported Earnings ($ millions)	119.8	199.6	290.0	81.8	691.2	90.5	211.7	298.9	58.7	659.8	5
Return on Average Invested Capital – As-Reported (%)*	7.4	7.3	7.1	7.2	7.2	7.1	7.2	7.5	7.1	7.1	1
Return on Average Common Equity – As-Reported (%)*	11.8	11.5	11.1	11.3	11.3	11.4	11.5	12.0	11.4	11.4	(1)
Debt to Capital Ratio (%)	50.4	51.0	50.6	51.3	51.3	51.7	51.4	51.5	51.8	51.8	(1)
NON-GAAP MEASURES
Operational Earnings ($ millions)	114.1	188.9	282.7	101.4	687.1	90.5	211.7	298.9	58.7	659.8	4
Return on Average Invested Capital – Operational (%)*	7.4	7.3	7.1	7.2	7.2	7.1	7.2	7.5	7.1	7.1	1
Return on Average Common Equity – Operational (%)*	11.8	11.4	11.0	11.2	11.2	11.4	11.5	12.0	11.4	11.4	(2)
Net Debt to Net Capital Ratio (%)	49.0	50.0	49.6	49.1	49.1	48.7	49.9	50.8	50.7	50.7	(3)

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

*	Trailing twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2006(a)	2005(a)	2004	2003	2002
GAAP MEASURES
As-Reported Earnings ($ millions)	691.2	659.8	643.4	469.1	583.2
Return on Average Invested Capital – As-Reported (%)	7.2	7.1	7.2	5.9	6.9
Return on Average Common Equity – As-Reported (%)	11.3	11.4	11.6	8.7	10.7
Debt to Capital Ratio (%)	51.3	51.8	51.7	54.1	55.5
NON-GAAP MEASURES
Operational Earnings ($ millions)	687.1	659.8	643.4	626.1	583.2
Return on Average Invested Capital – Operational (%)	7.2	7.1	7.2	7.1	6.9
Return on Average Common Equity – Operational (%)	11.2	11.4	11.6	11.5	10.7
Net Debt to Net Capital Ratio (%)	49.1	50.7	49.3	52.6	51.4

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY HISTORICAL CAPITAL EXPENDITURES

	2006	2005	2004	2003	2002
	($ millions)
Entergy Arkansas	259	317	270	335	277
Entergy Gulf States	376	371	358	349	355
Entergy Louisiana	449	551	240	258	210
Entergy Mississippi	212	164	163	189	158
System Energy Resources	34	37	32	18	40
Other	18	7	37	18	34
Total excluding Entergy New Orleans	1,348	1,447	1,101	1,167	1,074
Entergy New Orleans	76	58	51	66	58
Total including Entergy New Orleans	1,424	1,505	1,152	1,233	1,132

UTILITY PLANNED CAPITAL EXPENDITURES

	2007		2008		2009
	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments
	($ millions)
Entergy Arkansas	201	86	206	317	206	52
Entergy Gulf States	251	56	222	108	222	44
Entergy Louisiana	157	143	173	495	173	353
Entergy Mississippi	132	39	134	27	134	19
System Energy Resources	16	30	12	25	12	10
Other	19	52	16	13	15	4
Total excluding Entergy New Orleans	776	406	763	985	762	482
Entergy New Orleans	21	6	32	16	33	2
Total including Entergy New Orleans	797	412	795	1,001	795	484

UTILITY SECURITIES RATINGS (OUTLOOK)

	Mortgage Bonds					Preferred Stock
	Moody’s		S&P	Fitch		Moody’s	S&P	Fitch
As of April 2007.
Entergy Arkansas, Inc.	Baa1 (stable)	A–	(outlook neg.)	BBB+	(stable)	Ba1	BB+	BBB–
Entergy Gulf States, Inc.	Baa3 (stable)	BBB+	(outlook neg.)	BBB	(stable)	Ba3	BB+	BB+
Entergy Louisiana, LLC	Baa1 (stable)	A–	(outlook neg.)	BBB+	(stable)	Ba1	BB+	BBB–
Entergy Mississippi, Inc.	Baa2 (stable)	A–	(outlook neg.)	BBB+	(stable)	Ba2	BB+	BBB–
Entergy New Orleans, Inc.	Withdrawn	D		CCC	(watch neg.)	Withdrawn	D	CC
System Energy Resources, Inc.	Baa3 (stable)	BBB	(outlook neg.)	BBB–	(stable)		—	—

UTILITY FINANCIAL RESULTS

2006 UTILITY/PARENT/OTHER CONSOLIDATING INCOME STATEMENT(unaudited)(a)

	EAI	EGSI	ELL	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, for the year ending December 31, 2006.
OPERATING REVENUES:
Domestic electric	$2,092,683	$3,595,343	$2,451,258	$1,450,008	$471,066	$555,459	$(1,550,017)	$9,065,800
Natural gas	—	84,230	—	—	100,088	—	(100,088)	84,230
Competitive businesses	—	—	—	—	—	—	39,817	39,817
Total	2,092,683	3,679,573	2,451,258	1,450,008	571,154	555,459	(1,610,288)	9,189,847
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	429,718	1,110,987	710,746	586,625	157,535	44,062	(158,816)	2,880,857
Purchased power	614,246	1,288,137	824,645	463,015	217,212	—	(1,286,485)	2,120,770
Nuclear refueling outage expenses	29,478	16,653	15,337	—	—	16,642	—	78,110
Other operation and maintenance	437,574	510,876	394,390	206,031	78,856	108,022	(121,747)	1,614,002
Decommissioning	30,695	10,815	17,245	—	—	23,919	238	82,912
Taxes other than income taxes	75,585	136,734	61,168	63,126	34,953	23,963	(31,632)	363,897
Depreciation and amortization	216,919	206,736	186,021	75,561	31,634	118,623	(26,977)	808,517
Reorganization items	—	—	—	—	26,455	—	(26,455)	—
Other regulatory charges (credits) - net	(25,794)	5,451	(26,257)	(65,714)	4,160	(10,366)	(4,160)	(122,680)
Total	1,808,421	3,286,389	2,183,295	1,328,644	550,805	324,865	(1,656,034)	7,826,385
OPERATING INCOME	284,262	393,184	267,963	121,364	20,349	230,594	45,746	1,363,462
OTHER INCOME:
Allowance for equity funds used during construction	7,630	11,808	14,229	3,942	3,078	2,285	(3,078)	39,894
Interest and dividend income	24,720	53,922	12,997	6,435	4,363	21,511	39,769	163,717
Equity in earnings (loss) of unconsolidated equity affiliates	—	—	—	—	—	—	95,366	95,366
Miscellaneous – net	(4,115)	2,933	2,725	(2,348)	(543)	(392)	2,295	555
Total	28,235	68,663	29,951	8,029	6,898	23,404	134,352	299,532
INTEREST AND OTHER CHARGES:
Interest on long-term debt	76,932	137,938	81,563	45,555	4,069	59,829	83,396	489,282
Other interest – net	8,877	11,842	10,653	5,661	15,260	102	46,801	99,196
Allowance for borrowed funds used during construction	(3,290)	(6,988)	(10,258)	(2,675)	(2,477)	(720)	2,477	(23,931)
Total	82,519	142,792	81,958	48,541	16,852	59,211	132,674	564,547
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	229,978	319,055	215,956	80,852	10,395	194,787	47,424	1,098,447
Income taxes	56,824	107,067	78,338	28,567	5,051	54,529	(95,587)	234,789
INCOME FROM CONTINUING OPERATIONS	173,154	211,988	137,618	52,285	5,344	140,258	143,011	863,658
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $ 67)	—	—	—	—	—	—	(496)	(496)
CONSOLIDATED NET INCOME	173,154	211,988	137,618	52,285	5,344	140,258	142,515	863,162
Preferred dividend requirements and other	7,560	3,966	6,950	2,828	1,286	—	1,773	24,363
EARNINGS APPLICABLE TO COMMON STOCK/EQUITY	$165,594	$208,022	$130,668	$49,457	$4,058	$140,258	$140,742	838,799

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2006 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)(a)

	EAI	EGSI	ELL	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2006.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$2,849	$2,923	$2,743	$2,128	$3,886	$56	$80,883	$95,468
Temporary cash investments – at cost, which approximates market	31,966	177,458	—	71,289	13,207	134,956	71,066	499,942
Total cash and cash equivalents	34,815	180,381	2,743	73,417	17,093	135,012	151,949	595,410
Notes receivable – Entergy New Orleans DIP loan	—	—	—	—	—	—	51,934	51,934
Notes receivable	—	—	—	—	—	—	266,717	266,717
Accounts receivable:
Customer	105,347	146,144	97,207	61,216	58,999	—	(58,401)	410,512
Allowance for doubtful accounts	(15,257)	(1,618)	(1,856)	(616)	(10,563)	—	10,562	(19,348)
Associated companies	57,554	106,990	28,621	45,040	17,797	142,121	(403,222)	(5,099)
Other	114,108	50,811	22,652	9,032	8,428	3,301	104,322	312,654
Accrued unbilled revenues	66,876	79,538	69,628	32,550	23,758	—	(23,185)	249,165
Total receivables	328,628	381,865	216,252	147,222	98,419	145,422	(369,924)	947,884
Deferred fuel costs	2,157	—	46,310	—	18,996	—	(67,463)	—
Accumulated deferred income taxes	19,232	20,352	—	—	—	—	(29,086)	10,498
Fuel inventory – at average cost	22,973	69,211	—	7,645	5,041	—	84,959	189,829
Materials and supplies – at average cost	100,061	120,245	98,284	28,607	7,825	61,097	(7,840)	408,279
Deferred nuclear refueling outage costs	23,678	12,971	23,639	—	—	5,060	—	65,349
Prepayments and other	6,368	16,725	5,769	107,398	5,641	1,480	6,753	150,134
Total	537,912	801,750	392,997	364,289	153,015	348,071	88,000	2,686,034
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	11,206	—	—	5,531	3,259	—	7,705,193	7,725,189
Decommissioning trust funds	439,408	344,911	208,926	—	—	281,430	—	1,274,676
Non-utility property – at cost (less accumulated depreciation)	1,446	94,776	1,670	6,061	1,107	—	103,896	208,956
Other	2,976	25,218	4	—	—	—	11,670	39,868
Total	455,036	464,905	210,600	11,592	4,366	281,430	7,820,759	9,248,689
UTILITY PLANT:
Electric	6,599,348	8,857,166	6,693,633	2,692,971	698,081	3,248,582	(384,225)	28,405,556
Property under capital lease	5,260	—	252,972	17	—	471,933	—	730,182
Natural gas	—	92,368	—	—	186,932	—	(186,513)	92,787
Construction work in progress	113,069	149,392	190,454	79,950	21,824	38,088	16,654	609,431
Nuclear fuel under capital lease	124,850	73,422	82,464	—	—	55,280	(66,531)	269,485
Nuclear fuel	21,044	10,821	—	—	—	10,222	164,802	206,889
Total utility plant	6,863,571	9,183,169	7,219,523	2,772,938	906,837	3,824,105	(455,813)	30,314,330
Less – accumulated depreciation and amortization	2,986,576	4,263,307	2,959,422	945,548	446,673	2,000,320	(235,136)	13,366,710
Utility plant – net	3,876,995	4,919,862	4,260,101	1,827,390	460,164	1,823,785	(220,677)	16,947,620
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	93,682	465,259	157,789	26,378	—	92,600	(95,598)	740,110
Other regulatory assets	542,052	1,001,016	539,309	186,986	295,440	293,292	(89,743)	2,768,352
Deferred fuel costs	—	100,124	67,998	—	—	—	—	168,122
Long-term receivables	—	9,833	5,986	2,288	936	—	306	19,349
Goodwill	—	—	—	—	—	—	374,099	374,099
Other	35,359	23,928	20,062	21,968	7,230	14,062	613,852	736,461
Total	671,093	1,600,160	791,144	237,620	303,606	399,954	802,916	4,806,493
TOTAL ASSETS	$5,541,036	$7,786,677	$5,654,842	$2,440,891	$921,151	$2,853,240	$8,490,998	$33,688,836

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Totals	may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2006 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)(a)

	EAI	EGSI	ELL	EMI	ENOI	SERI	Parent/ Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2006.
LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$—	$—	$—	$—	$93,335	$—	$93,335
DIP credit facility	—	—	—	—	51,934	—	(51,934)	—
Notes payable:
Associated companies	—	—	—	—	—	—	979,198	979,198
Other	—	—	—	—	—	—	25,039	25,039
Accounts payable:
Associated companies	64,546	79,584	160,555	59,696	94,686	1,634	(391,346)	69,355
Other	117,655	200,746	203,076	38,097	76,831	26,636	238,393	901,434
Customer deposits	49,978	68,844	72,579	51,568	14,808	—	(9,746)	248,031
Taxes accrued	37,161	27,781	6,237	45,687	2,086	47,988	120	167,060
Accumulated deferred income taxes	—	—	32,026	3,963	2,924	1,828	(40,741)	—
Interest accrued	19,579	34,483	30,489	13,063	18,004	46,135	(2,226)	159,527
Deferred fuel costs	—	26,262	—	95,236	—	—	(48,467)	73,031
Obligations under capital leases	56,265	24,769	39,067	2	—	33,142	—	153,246
Pension and other postretirement liabilities	—	7,662	8,276	—	—	—	23,070	39,008
Other	15,372	31,933	30,425	17,622	6,154	—	(1,005)	100,501
Total	360,556	502,064	582,730	324,934	267,427	250,698	720,355	3,008,765
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,243,855	1,803,461	1,827,900	516,558	98,884	304,691	(343,649)	5,451,700
Accumulated deferred investment tax credits	59,834	127,202	89,242	11,047	3,157	68,660	(592)	358,550
Obligations under capital leases	73,845	48,653	43,397	—	—	22,138	—	188,033
SFAS 109 regulatory liability – net	—	—	—	—	71,870	—	(71,870)	—
Other regulatory liabilities	103,350	53,648	50,210	—	—	242,029	—	449,237
Decommissioning and retirement cost liabilities	472,810	191,036	238,536	4,254	2,591	342,846	(2,591)	1,249,482
Transition to competition	—	79,098	—	—	—	—	—	79,098
Regulatory reserves	—	219	—	—	—	—	—	219
Accumulated provisions	14,539	21,245	23,798	10,036	8,385	2,422	628	81,053
Pension and other postretirement liabilities	259,147	141,834	146,646	64,604	60,033	32,060	421,383	1,125,707
Long-term debt	1,306,201	2,358,327	1,147,647	795,187	229,875	729,914	1,993,383	8,560,534
Preferred stock with sinking fund	—	10,500	—	—	—	—	—	10,500
Other	96,623	196,512	86,428	46,253	5,161	396	742,252	1,173,625
Total	3,630,204	5,031,735	3,653,804	1,447,939	479,956	1,745,156	2,738,944	18,727,738
Preferred stock without sinking fund	116,350	47,327	100,000	50,381	19,780	—	(23,087)	310,751
SHAREHOLDERS’ OR MEMBERS’ EQUITY:
Common stock or members’ equity	470	114,055	1,344,003	199,326	33,744	789,350	(252,598)	2,228,350
Paid-in capital/capital stock expense and other	588,528	1,457,486	—	(690)	36,294	—	4,586,389	6,668,007
Retained earnings	844,928	653,924	—	419,001	83,950	68,036	3,522,693	5,592,532
Accumulated other comprehensive income (loss)	—	(19,914)	(25,695)	—	—	—	(37,308)	(82,917)
Less – treasury stock, at cost	—	—	—	—	—	—	2,764,390	2,764,390
Total	1,433,926	2,205,551	1,318,308	617,637	153,988	857,386	5,054,786	11,641,582
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY	$5,541,036	$7,786,677	$5,654,842	$2,440,891	$921,151	$2,853,240	$8,490,998	$33,688,836

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Totals	may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2006	2005	2004	2003	2002
ENTERGY ARKANSAS, INC
As-Reported Earnings ($ millions)	165.6	166.9	134.4	118.2	127.9
Less Special Items ($ millions)	—	—	—	(28.4)	—
Operational Earnings ( $ millions)	165.6	166.9	134.4	146.6	127.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.6	12.1	10.3	9.4	10.4
Return on Average Invested Capital – As-Reported (%)	7.6	7.6	6.6	6.2	6.8
Cash Flow Interest Coverage (# times)	7.0	7.7	7.9	5.5	4.7
Debt to Capital Ratio (%)	48.1	47.5	50.1	51.2	53.7
Total Debt ($ millions)	1,436	1,400	1,450	1,465	1,560
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ( $ millions)	1,434	1,430	1,327	1,278	1,230
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.6	12.1	10.3	11.7	10.4
Return on Average Invested Capital – Operational (%)	7.6	7.6	6.6	7.1	6.8
Net Debt to Net Capital Ratio (%)	47.5	47.4	48.5	51.1	52.1
ENTERGY GULF STATES, INC.
As-Reported Earnings ($ millions)	208.0	202.3	187.8	37.9	169.2
Less Special Items ($ millions)	—	—	—	(102.4)	—
Operational Earnings ( $ millions)	208.0	202.3	187.8	140.3	169.2
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	9.4	10.1	10.8	2.2	10.0
Return on Average Invested Capital – As-Reported (%)	6.4	6.5	6.6	3.1	6.3
Cash Flow Interest Coverage (# times)	6.5	1.5	5.3	4.4	4.8
Debt to Capital Ratio (%)	52.0	51.7	53.1	58.3	57.2
Total Debt ($ millions)	2,442	2,426	2,078	2,439	2,401
Total Preferred ($ millions)	47	47	47	47	72
Total Equity ( $ millions)	2,206	2,224	1,785	1,695	1,725
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.4	10.1	10.8	8.2	10.0
Return on Average Invested Capital – Operational (%)	6.4	6.5	6.6	5.6	6.3
Net Debt to Net Capital Ratio (%)	50.1	51.4	53.0	56.2	53.7
ENTERGY LOUISIANA, LLC (a)
As-Reported Earnings ($ millions)	130.7	128.1	127.5	146.1	144.7
Less Special Items ($ millions)	—	—	—	(12.6)	—
Operational Earnings ( $ millions)	130.7	128.1	127.5	158.7	144.7
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	10.8	12.0	12.4	14.3	12.9
Return on Average Invested Capital – As-Reported (%)	7.3	7.8	8.4	8.9	8.5
Cash Flow Interest Coverage (# times)	6.1	3.1	8.3	6.0	11.7
Debt to Capital Ratio (%)	46.4	51.3	49.6	48.6	55.0
Total Debt ($ millions)	1,230	1,271	1,017	968	1,250
Total Preferred ($ millions)	100	100	—	—	—
Total Equity ( $ millions)	1,318	1,105	1,033	1,022	1,021
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	10.8	12.0	12.4	15.5	12.9
Return on Average Invested Capital – Operational (%)	7.3	7.8	8.4	9.5	8.5
Net Debt to Net Capital Ratio (%)	46.4	49.2	45.8	48.4	47.9

(a)

Effective December 31, 2005, Entergy Louisiana, LLC, (ELL), a limited liability company organized under the laws of the State of Texas as part of a restructuring involving a Texas statutory merger-by-division, succeeded to all of the regulated utility operations of Entergy Louisiana, Inc. (ELI). ELL was allocated substantially all of the property and other assets of ELI, including all assets used to provide retail and wholesale electric service to ELI’s retail customers. ELL also assumed substantially all of the liabilities of ELI, including all of its debt securities and leases but excluding the outstanding preferred stock of ELI. Current and prior periods reflect metrics for ELL.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2006	2005	2004	2003	2002
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	49.5	58.8	70.1	63.7	49.0
Less Special Items ($ millions)	—	—	—	(4.5)	—
Operational Earnings ( $ millions)	49.5	58.8	70.1	68.2	49.0
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	8.3	10.6	13.3	12.8	10.4
Return on Average Invested Capital – As-Reported (%)	5.9	6.7	7.7	7.2	6.4
Cash Flow Interest Coverage (# times)	9.5	1.1	7.3	7.3	4.7
Debt to Capital Ratio (%)	54.3	52.7	54.2	56.4	59.0
Total Debt ($ millions)	795	695	695	730	765
Total Preferred ( $ millions)	50	50	50	50	50
Total Equity ( $ millions)	618	573	537	514	482
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	8.3	10.6	13.3	13.7	10.4
Return on Average Invested Capital – Operational (%)	5.9	6.7	7.7	7.6	6.4
Net Debt to Net Capital Ratio (%)	51.9	52.6	51.1	54.1	53.7
ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	4.1	0.8	27.1	6.9	(1.2)
Less Special Items ($ millions)	—	—	—	(3.0)	—
Operational Earnings ( $ millions)	4.1	0.8	27.1	9.9	(1.2)
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	2.7	0.5	18.9	5.3	(0.9)
Return on Average Invested Capital – As-Reported (%)	3.3	1.8	9.6	4.6	3.4
Cash Flow Interest Coverage (# times)	5.9	(1.9)	5.2	1.6	4.4
Debt to Capital Ratio (%)	61.9	66.4	56.9	60.1	60.7
Total Debt ($ millions)
Not Subject to Compromise ($ millions)	282	105	230	229	229
Subject to Compromise ($ millions)	—	230	—	—	—
Total Debt ( $ millions)	282	335	230	229	229
Total Preferred ( $ millions)	20	20	20	20	20
Total Equity ( $ millions)	154	150	154	133	129
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	2.7	0.5	18.9	7.6	(0.9)
Return on Average Invested Capital – Operational (%)	3.3	1.8	9.6	5.4	3.4
Net Debt to Net Capital Ratio (%)	60.4	62.8	56.0	59.6	52.3
SYSTEM ENERGY RESOURCES, INC.
As-Reported Earnings ($ millions)	140.3	111.6	105.9	106.0	103.4
Less Special Items ($ millions)	—	—	—	(6.1)	—
Operational Earnings ( $ millions)	140.3	111.6	105.9	112.1	103.4
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	16.0	12.5	11.9	11.9	11.6
Return on Average Invested Capital – As-Reported (%)	9.9	8.1	7.7	7.9	8.0
Cash Flow Interest Coverage (# times)	3.1	5.5	7.1	2.9	4.0
Debt to Capital Ratio (%)	50.6	51.1	51.2	51.2	52.3
Total Debt ($ millions)	879	934	940	936	979
Total Preferred ( $ millions)	—	—	—	—	—
Total Equity ( $ millions)	857	894	895	893	892
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	16.0	12.5	11.9	12.6	11.6
Return on Average Invested Capital – Operational (%)	9.9	8.1	7.7	8.2	8.0

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2006	2005	2004
							(in millions)
29364DAC4	6.125% Series	M	6.125%	07/05	—	—	$—	$—	$100
29364DAM2	4.50% Series	M	4.50%	06/10	Now	MW (T + .25%)	100	100	—
732835AW3	6.3% Series – Pope County(c)	G(b)	6.3%	2016	Now	101%	20	20	20
472712EQ7	5.6% Series – Jefferson County	G(b)	5.6%	2017	Now	100%	—	46	46
472712ER5	4.6% Series – Jefferson County(c)	G(b)	4.6%	10/17	6/13/11	100%	55	—	—
472712DN5	6.3% Series – Jefferson County(c)	G(b)	6.3%	2018	Now	101%	—	9	9
29364DAE0	5.4% Series	M	5.4%	05/18	Now	MW (T + .25%)	150	150	150
29364DAH3	5.0% Series	M	5.0%	07/18	Now	MW (T + .25%)	115	115	115
732835BA0	6.3% Series – Pope County	G(b)	6.3%	2020	Now	100%	120	120	120
453424AY9	6.25% Series – Independence County(c)	G(b)	6.25%	2021	—	—	—	—	45
453424BP	5.0% Series – Independence County(c)	G(b)	5.0%	2021	7/1/10	100%	45	45	—
041033CD1	7.0% Series	M	7.0%	10/23	—	—	—	—	175
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	—
732840AA1	5.05% Series – Pope County(d)	G(b)	5.05%	2028	—	—	—	—	47
29364D811	6.7% Series	M	6.7%	04/32	4/1/07	100%	100	100	100
29364D795	6.0% Series	M	6.0%	11/32	11/12/07	100%	100	100	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25%)	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	MW (T + .25%)	60	60	60
	Total bonds						1,139	1,139	1,186
OTHER LONG-TERM DEBT:
	Long-Term United States Department of Energy Obligation(e)						169	161	156
	Unamortized Premium and Discount – Net						(2)	(2)	(4)
	Other						—	—	1
TOTAL LONG-TERM DEBT							1,306	1,298	1,339
Less Amount Due Within One Year							—	—	147
Long-Term Debt Excluding Amount Due Within One Year							$1,306	$1,298	$1,192
Fair Value of Long-Term Debt(a)							$1,113	$1,141	$1,225

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.6%	5.7%	6.1%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)

The bonds had a mandatory tender date of September 1, 2005. Entergy Arkansas purchased the bonds from the holders, pursuant to the mandatory tender provision, and has not remarketed the bonds at this time.

(e)

Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2006
		Rate	2006	2005	2004	2006	2005	2004
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
29364D704	7.32% Series	7.32%	—	100,000	100,000	—	10	10	—
29364D803	7.80% Series	7.80%	—	150,000	150,000	—	15	15	—
29364D829	7.40% Series	7.40%	—	200,000	200,000	—	20	20	—
29364D852	7.88% Series	7.88%	—	150,000	150,000	—	15	15	—
	Cumulative, $25 par value:
29364D787	6.45% Series	6.45%	3,000,000	—	—	75	—	—	25.00
	Cumulative, $0.01 par value:
29364D837	$ 1.96 Series(a)		—	600,000	600,000	—	15	15	—
	Total without sinking fund		3,413,500	1,613,500	1,613,500	$116	$116	$116

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES, INC.

BONDS: CUSIP		Type*		Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
								2006	2005	2004
								(in millions)
402550CG0	6.77% Series	M		6.77%	08/05	—	—	$—	$—	$98
29364LAG7	3.6% Series	M		3.6%	06/08	Now	100%	325	325	325
296364LAW2	Libor + 0.75% Series	M		Libor + 0.75%	12/08	12/8/06	100%	350	350	—
29364LAN5	Libor + 0.4% Series	M		Libor + 0.4%	12/09	12/06	100%	225	225	225
29364LAV4	5.12% Series	M		5.12%	08/10	Now	MW (T + .25%)	100	100	—
128318BL5	5.45% Series – Calcasieu Parish	G(b)		5.45%	2010	Now	101%	22	22	22
730816AF9	6.75% Series – Calcasieu Parish	G(b)		6.75%	2012	Now	100%	48	48	48
29364LAQ5	4.875% Series	M		4.875%	11/11	Now	MW (T + .20%)	200	200	200
29364LAF9	6.0% Series	M		6.0%	12/12	Now	MW (T + .30%)	140	140	140
730816AF9	6.7% Series – Pointe Coupee Parish	G(b)		6.7%	2013	Now	100%	17	17	17
450877AJ	5.7% Series – Iberville Parish	G(b)		5.7%	2014	Now	100%	22	22	22
952789AT2,	7.7% Series – West Feliciana Parish	G	(b)	7.7%	2014	—	—	—	—	94
952789AU9,
952789AV7
29364LAS1	5.6% Series	M		5.6%	12/14	Now	MW (T + .25%)	50	50	50
29364LAU6	5.70% Series	M		5.70%	06/15	Now	MW (T +. 30%)	200	200	—
952789AQ8	5.8% Series – West Feliciana Parish	G(b)		5.8%	2015	Now	100%	28	28	28
952789AW5	7.0% Series – West Feliciana Parish	G(b)		7.0%	2015	Now	100%	39	39	39
952789AM7	7.5% Series – West Feliciana Parish	G(b)		7.5%	2015	—	—	—	—	42
952789AS4	9.0% Series – West Feliciana Parish	G(b)		9.0%	2015	—	—	—	—	45
29364LAN2	5.25% Series	M		5.25%	08/15	Now	MW (T + .15%)	200	200	200
952789AR6	5.8% Series – West Feliciana Parish	G(b)		5.8%	2016	Now	100%	20	20	20
952789BB0	6.6% Series – West Feliciana Parish	G(b)		6.6%	2028	Now	101%	40	40	40
29364LAL6	6.2% Series	M		6.2%	07/33	Now	MW (T + .15%)	240	240	240
2936LAT9	6.18% Series	M		6.18%	03/35	Now	MW (T + .30%)	85	85	—
	Total bonds							2,352	2,352	1,895
OTHER LONG-TERM DEBT:
2936H200	8.75% Junior Subordinated Deferrable Interest Debentures							—	—	88
	Unamortized Premium and Discount – Net							(2)	(3)	(2)
	Other							9	9	9
TOTAL LONG-TERM DEBT								2,358	2,358	1,989
Less Amount Due Within One Year								—	—	98
Long-Term Debt Excluding Amount Due Within One Year								$2,358	$2,358	$1,891
Fair Value of Long-Term Debt(a)								$2,324	$2,365	$1,999

*M = Mortgage; G = Governmental Weighted-average annualized coupon rate								5.5%	5.3%	5.6%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
		Rate	2006	2005	2004	2006	2005	2004	2006
						(in millions)
Authorized 6,000,000 shares, $100 par value, cumulative
	Without sinking fund:
29364L201	4.40% Series	4.40%	51,173	51,173	51,173	$5	$5	$5	$108.00
29364L789	4.50% Series	4.50%	5,830	5,830	5,830	1	1	1	105.00
29364L797	4.40% 1949 Series	4.40%	1,655	1,655	1,655	—	—	—	103.00
29364L805	4.20% Series	4.20%	9,745	9,745	9,745	1	1	1	102.82
29364L300	4.44% Series	4.44%	14,804	14,804	14,804	1	1	1	103.75
29364L508	5.00% Series	5.00%	10,993	10,993	10,993	1	1	1	104.25
29364L607	5.08% Series	5.08%	26,845	26,845	26,845	3	3	3	104.63
29364L409	4.52% Series	4.52%	10,564	10,564	10,564	1	1	1	103.57
29364L706	6.08% Series	6.08%	32,829	32,829	32,829	3	3	3	103.34
29364L847	7.56% Series	7.56%	308,830	308,830	308,830	31	31	31	101.80
	Total without sinking fund		473,268	473,268	473,268	$47	$47	$47
	With sinking fund:
29364L839	Adjustable Rate – A, 7.0%(b)	7.0%	60,000	72,000	84,000	6	7	8	$100.00
29364L821	Adjustable Rate – B, 7.0%(b)	7.0%	45,000	67,500	90,000	4	7	9	100.00
	Total with sinking fund		105,000	139,500	174,000	$10	$14	$17
Fair Value of Preferred Stock with sinking fund(a)						$8	$15	$15

(a)	Fair values were determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Represents weighted-average annualized rates for 2006, 2005, and 2004.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2006	2005	2004
							(in millions)
29364WAD0	4.67% Series	M	4.67%	06/10	Now	MW (T + .20%)	$55	$55	$—
29364WAG3	5.83% Series	M	5.83%	11/10	Now	MW (T + .30%)	150	150	—
29364MAC2	5.09% Series	M	5.09%	11/14	Now	MW (T + .20%)	115	115	115
29364WAE8	5.56% Series	M	5.56%	09/15	Now	MW (T + .25%)	100	100	—
29364WAA6	5.5% Series	M	5.5%	04/19	Now	MW (T + .25%)	100	100	100
788070BQ2	7.5% Series – St. Charles Parish	G(b)	7.5%	2021	—	—	—	—	50
788116AB7	7.0% Series – St. Charles Parish	G(b)	7.0%	2022	—	—	—	—	24
788116AA9	7.05% Series – St. Charles Parish	G(b)	7.05%	2022	—	—	—	—	20
788050AE2	5.95% Series – St. Charles Parish(c)	G(b)	5.95%	2023	Now	101%	—	25	25
788050AC6	6.2% Series – St. Charles Parish	G(b)	6.2%	2023	—	—	—	—	33
788050AH5	6.875% Series – St. Charles Parish	G(b)	6.875%	2024	—	—	—	—	20
788050AP7	6.375% Series – St. Charles Parish	G(b)	6.375%	2025	—	—	—	—	17
788070CD0	Auction Rate – St. Charles Parish(c)	G(b)	3.5%	2030	Now	100%	60	60	60
788070CC2	4.9% Series – St. Charles Parish(d)	G(b)	4.9%	2030	—	—	—	—	55
29364W207	7.6% Series	M	7.6%	04/32	4/1/07	100%	150	150	150
29364WAB4	6.4% Series	M	6.4%	10/34	Now	MW (T + .25%)	70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	MW (T + .35%)	100	100	—
	Total bonds						900	925	739
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				248	248	248
	Unamortized Premium and Discount – Net						—	—	(1)
TOTAL LONG-TERM DEBT							1,148	1,172	986
Less Amount Due Within One Year							—	—	55
Long-Term Debt Excluding Amount Due Within One Year							$1,148	$1,172	$931
Fair Value of Long-Term Debt(a)							$ 870	$935	$763

*M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							6.2%	6.2%	5.9%

(a)

The using bid prices reported by dealerfair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)

The bonds had a mandatory tender date of June 1, 2005. Entergy Louisiana purchased the bonds from the holders, pursuant to the mandatory tender provision, and has not remarketed the bonds at this time.

Totals may not foot due to rounding.

ENTERGY LOUISIANA HOLDINGS, INC.(a)

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
		Rate	2006	2005	2004	2006	2005	2004	2006
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364M407	4.96% Series	4.96%	—	60,000	60,000	$—	$6	$6	—
29364M209	4.16% Series	4.16%	—	70,000	70,000	—	7	7	—
29364M308	4.44% Series	4.44%	—	70,000	70,000	—	7	7	—
29364M506	5.16% Series	5.16%	—	75,000	75,000	—	8	8	—
29364M605	5.40% Series	5.40%	—	80,000	80,000	—	8	8	—
29364M704	6.44% Series	6.44%	—	80,000	80,000	—	8	8	—
29364M845	7.84% Series	7.84%	—	100,000	100,000	—	10	10	—
29364M837	7.36% Series	7.36%	—	100,000	100,000	—	10	10	—
	Cumulative, $25 par value:
29364M803	8.00% Series	8.00%	—	1,480,000	1,480,000	—	37	37	—
	Total without sinking fund		—	2,115,000	2,115,000	$—	$101	$101	—

(a)

On December 31, 2005, and immediately prior to the formation of Entergy Louisiana, LLC (ELL), Entergy Louisiana, Inc. (ELI) changed its state of incorporation from Louisiana and its name to Entergy Louisiana Holdings, Inc. (ELH). ELH succeeded to ELI’s rights and obligations with respect to ELI’s outstanding preferred stock. Within three to six months of the effective date of the merger-by-division, ELH expects to redeem or repurchase and retire the ELI preferred stock then outstanding and thereafter amend its charter to eliminate authority to issue preferred stock.

Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC

PREFERRED STOCK:

			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
CUSIP		Rate	2006	2005	2004	2006	2005	2004	2006
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
293649208	6.95% Series (a)	6.95%	1,000,000	1,000,000	—	$100	$100	—	—

(a)	Redeemable on or after December 31, 2010 at the call price of $100 per share.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2006	2005	2004
							(in millions)
29364NAJ7	4.35% Series	M	4.35%	04/08	Now	100%	$100	$100	$100
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)	80	80	80
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)	100	100	100
29364NAN8	5.92% Series	M	5.92%	02/16	Now	MT (T + .30%)	100	—	—
29364NAK4	4.95% Series	M	4.95%	06/18	Now	MW (T + .25%)	95	95	95
605277AF9	4.60% Series –
	Mississippi Business Finance Corp.(c)	G(b)	4.60%	2022	10/1/09	100%	16	16	16
453424BN2	Auction Rate – Independence County(c)	G(b)	3.60%	2022	Now	100%	30	30	30
29364N876	6.0% Series	M	6.0%	11/32	11/1/07	100%	75	75	75
29364N868	7.25% Series	M	7.25%	12/32	11/22/07	100%	100	100	100
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	100
Total bonds							796	696	696
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							795	695	695
Less Amount Due Within One Year							—	—	—
Long-Term Debt Excluding Amount Due Within One Year							$795	$695	$695
Fair Value of Long-Term Debt(a)							$779	$698	$716

*M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.5%	5.4%	5.3%

(a)

The using bid prices reported by dealer fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

Totals	may not foot due to rounding.

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
		Rate	2006	2005	2004	2006	2005	2004	2006
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$6	$6	$6	$103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4	107.00
29364N405	4.92% Series	4.92%	100.000	100,000	100,000	10	10	10	102.88
29364N603	7.44% Series	7.44%	—	—	100,000	—	—	10	—
29364N801	8.36% Series	8.36%	—	—	200,000	—	—	20	—
	Cumulative, $25 par value:
29364N850	6.25% Series (a)	6.25%	1,200,000	1,200,000	—	30	30	—	—
	Total without sinking fund		1,403,807	1,403,807	503,807	$50	$50	$50

(a)	Series is non-callable until August 2010; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY NEW ORLEANS, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2006	2005	2004
							(in millions)
29364PAB9	8.125% Series	M	8.125%	07/05	—	—	$—	$—	$30
29364PAE3	3.875% Series	M	3.875%	08/08	Now	MW (T + .25%)	30	30	30
29364PAL7	4.98% Series	M	4.98%	07/10	Now	MW (T + .20%)	30	30	—
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70	70
29364PAD5	6.75% Series	M	6.75%	10/17	10/15/05	100%	25	25	25
29364PAK9	5.6% Series	M	5.6%	09/24	9/1/08	100%	35	35	35
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	40	40	40
	Total bonds						230	230	230
OTHER LONG-TERM DEBT:
Unamortized Premium and Discount – Net							—	—	—
TOTAL LONG-TERM DEBT(b)							230	230	230
Less Amount Due Within One Year							—	—	30
Long-Term Debt Excluding Amount Due Within One Year							$230	$230	$200

Fair Value of Long-Term Debt(a)							$218	$199	$232

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.3%	5.3%	5.7%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	The 2005 long-term debt is classified as Liabilities Subject to Compromise on the Balance Sheet.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP		Rate	Shares Authorized and Outstanding as of December 31,			As of December 31,			Call Price Per Share as of December 31,
			2006	2005	2004	2006	2005	2004	2006
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$8	$8	$8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6	102.59
	Total without sinking fund		197,798	197,798	197,798	$20	$20	$20

SYSTEM ENERGY RESOURCES, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2006	2005	2004

871911AQ6	4.875% Series	M	4.875%	10/07	Now	MW (T + .30%)	$70	$70	$70
	5.875% Series –
179423AC2	Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	101%	216	216	216
	5.9% Series –
605277AC6	Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	102%	103	103	103
179423AJ7	7.3% Series – Claiborne County	G(b)	7.3%	2025	—	—	—	—	—
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	90	90	90
	Total bonds						479	479	479
OTHER LONG-TERM DEBT:
	Grand Gulf Lease Obligation 5.62%		5.62%				345	365	397
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							823	843	875
Less Amount Due Within One Year							93	23	25
Long-Term Debt Excluding Amount Due Within One Year							$730	$820	$850
Fair Value of Long-Term Debt(a)							$480	$475	$470

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.6%	5.6%	5.8%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals	may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

As of December 31, 2006.	Operated		Owned & Leased (MW)(a)	Operated (MW)
	Plants	Units
Plants that use fuel type:
Gas/Oil	27	71	14,658	15,392
Coal	3	5	2,245	3,869
Petroleum Coke	1	2	–	200
Total Fossil	31	78	16,903	19,461
Hydro	3	7	70	150
Nuclear	4	5	5,114	5,241
Total Capability	38	90	22,087	24,852

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2006	2005	2004	2003	2002
SOURCES OF ENERGY (GWh)(a)
Net Generation:
Gas & Oil	18,703	21,388	22,619	22,797	35,195
Coal	14,383	13,502	15,359	14,057	13,743
Nuclear	41,687	38,432	41,710	40,628	40,917
Hydro	74	97	151	115	164
Total Net Generation	74,847	73,419	79,839	77,597	90,019
Purchased Power:
Affiliated Companies	1,428	3,501	1,545	1,027	11
Non-affiliated Companies	36,974	36,689	36,422	36,660	27,307
Total Purchased Power	38,402	40,190	37,967	37,687	27,318
Total Sources of Energy	113,249	113,609	117,806	115,284	117,337
USES OF ENERGY (GWh)(a)
Electric Energy Sales:
Residential	31,665	31,569	32,897	32,817	32,581
Commercial	25,079	24,401	26,468	25,863	25,354
Industrial	38,339	37,615	40,293	38,637	41,018
Governmental	1,580	1,568	2,568	2,651	2,678
Total Retail	96,663	95,153	102,226	99,968	101,631
Sales for Resale	10,803	11,460	8,623	9,248	9,828
Unbilled Energy	(167)	(823)	1,140	249	233
Total Electric Energy Sales	107,299	105,790	111,989	109,465	111,692
Line Losses and Company Usage	5,950	7,819	5,817	5,819	5,645
Total Uses of Energy	113,249	113,609	117,806	115,284	117,337
Peak Demand (MW)	20,887	21,391	21,174	20,162	20,419
Operational Summer Capacity at Peak (MW)	22,087	22,247	21,207	21,144	22,373
Annual System Load Factor (%)	62	59	60	62	62
Retail Electric Sales Growth Rate (%)(a)	1.6	(1.1)	2.3	(1.6)	1.7
Retail Electric Sales Weather-Adjusted Growth Rate (%)(a)	1.9	(2.7)	2.8	(1.4)	1.2
Regional Gross Domestic Product Rate (%)	2.6	(0.3)	2.5	2.2	2.1
National Gross Domestic Product Rate (%)	3.3	3.6	4.4	3.0	1.9
Average Fuel Cost (cents/KWh)(a)
Natural Gas	7.75	9.91	7.31	6.53	3.88
Nuclear Fuel	0.51	0.49	0.49	0.48	0.47
Coal	1.76	1.57	1.39	1.26	1.37
Fuel Oil	13.34	7.05	5.02	5.04	15.78
Purchased Power	5.48	6.37	4.51	4.24	2.80

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY STATISTICAL INFORMATION

2006 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSI	ELL	EMI	ENOI	SERI	ELIMINATIONS	TOTAL(a)%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	705,998	1,121,721	797,197	568,435	105,924	—	(105,924)	3,193,351	35%
Commercial	417,914	882,735	532,999	484,297	165,066	—	(165,066)	2,317,945	26%
Industrial	435,931	1,149,935	809,237	235,281	44,582	—	(44,582)	2,630,384	29%
Governmental	19,390	49,129	40,454	45,433	59,399	—	(59,399)	154,406	2%
Total Retail	1,579,233	3,203,520	2,179,887	1,333,446	374,971	—	(374,971)	8,296,086	92%
Sales for Resale	472,509	343,613	227,391	80,445	91,283	555,450	(1,158,382)	612,309	7%
Other	40,941	48,210	43,980	36,117	4,812	9	(19,329)	154,740	2%
Total	2,092,683	3,595,343	2,451,258	1,450,008	471,066	555,459	(1,552,682)	9,063,135	100%
FUEL REVENUES (included in above revenues)
Residential	183,931	636,394	374,595	316,861	51,865	—	(51,865)	1,511,781	33%
Commercial	139,330	546,690	249,803	280,819	92,894	—	(92,894)	1,216,642	27%
Industrial	179,291	858,836	545,040	157,157	28,952	—	(28,952)	1,740,324	38%
Governmental	6,521	28,261	19,313	24,908	34,839	—	(34,839)	79,003	2%
Total Retail	509,073	2,070,181	1,188,751	779,745	208,550	—	(208,550)	4,547,750	100%
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	54	7,036	7,486	4,127	773	—	(773)	18,703	17%
Coal	7,226	4,460	—	2,697	—	—	—	14,383	13%
Nuclear	15,233	7,461	9,270	—	—	9,723	—	41,687	37%
Hydro	74	—	—	—	—	—	—	74	0%
Total Net Generation	22,587	18,957	16,756	6,824	773	9,723	(773)	74,847	66%
Purchased Power:
Affiliated Companies	3,898	4,664	6,612	5,327	4,445	—	(23,518)	1,428	1%
Non-affiliated Companies	7,107	18,690	7,945	3,232	41	—	(41)	36,974	33%
Total Purchased Power	11,005	23,354	14,557	8,559	4,486	—	(23,559)	38,402	34%
Total Sources of Energy	33,592	42,311	31,313	15,383	5,259	9,723	(24,332)	113,249	100%
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,655	10,110	8,513	5,387	914	—	(914)	31,665	30%
Commercial	5,816	8,838	5,680	4,746	1,666	—	(1,666)	25,079	23%
Industrial	7,587	15,065	12,759	2,927	547	—	(547)	38,339	36%
Governmental	273	454	435	417	632	—	(632)	1,580	1%
Total Retail	21,331	34,467	27,387	13,477	3,759		(3,759)	96,663	90%
Sales for Resale	10,608	6,155	2,470	900	1,298	9,727	(20,355)	10,803	10%
Unbilled Energy	21	(148)	(25)	(15)	(1)	—	1	(167)	0%
Total Electric Energy Sales	31,960	40,474	29,832	14,362	5,056	9,727	(24,113)	107,299	100%
Line Losses and Company Usage	1,632	1,837	1,481	1,021	203	(4)	(219)	5,950	—
Total Uses of Energy	33,592	42,311	31,313	15,383	5,259	9,723	(24,332)	113,249	—
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.22	11.10	9.32	10.55	11.59	—	—	10.07	—
Commercial	7.19	9.99	9.33	10.21	9.91	—	—	9.23	—
Industrial	5.75	7.63	6.34	8.04	8.15	—	—	6.86	—
Governmental	7.10	10.82	9.18	10.90	9.40	—	—	9.74	—
NUMBER OF RETAIL ELECTRIC CUSTOMERS(b) (as of December 31, 2006)
Residential	572,865	648,391	560,462	357,564	83,300	—	(83,300)	2,139,282	86%
Commercial	84,768	87,157	71,029	62,594	10,000	—	(10,000)	305,548	12%
Industrial	21,026	9,571	8,563	3,014	1,000	—	(1,000)	42,174	2%
Governmental	662	3,580	4,858	4,066	700	—	(700)	13,166	1%
Total Retail Customers	679,321	748,699	644,912	427,238	95,000	—	(95,000)	2,500,170	100%

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

(b)

Customer count data reflects estimates of customers in the hardest hit areas affected by Hurricane Katrina. Issues associated with temporary housing and resumption of service at permanent dwellings render precise counts difficult at this time.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2006	2005	2004	2003	2002
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	705,998	620,327	539,293	525,558	556,314
Commercial	417,914	347,641	304,809	291,442	304,498
Industrial	435,931	361,879	318,440	305,333	329,847
Governmental	19,390	17,722	15,796	14,792	15,358
Total Retail	1,579,233	1,347,569	1,178,338	1,137,125	1,206,017
Sales for Resale	472,509	403,090	436,049	421,893	328,194
Other	40,941	38,397	38,758	30,652	26,899
Total Electric Operating Revenues	2,092,683	1,789,056	1,653,145	1,589,670	1,561,110
FUEL REVENUES (included in above revenues)
Residential	183,931	107,585	70,315	63,152	93,116
Commercial	139,330	81,478	54,558	47,930	66,849
Industrial	179,291	103,181	69,712	63,204	87,780
Governmental	6,521	4,034	2,741	2,368	3,341
Total Retail Fuel Revenues	509,073	296,278	197,326	176,654	251,086
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	54	266	158	493	1,540
Coal	7,226	6,899	8,070	7,519	6,998
Nuclear	15,233	13,681	15,442	14,689	14,559
Hydro	74	97	151	115	164
Total Net Generation	22,587	20,943	23,821	22,816	23,261
Purchased Power:
Affiliated Companies	3,898	4,731	3,471	3,630	3,439
Non-affiliated Companies	7,107	5,858	6,562	7,293	6,917
Total Purchased Power	11,005	10,589	10,033	10,923	10,356
Total Sources of Energy	33,592	31,532	33,854	33,739	33,617
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,655	7,653	7,028	7,057	7,050
Commercial	5,816	5,730	5,428	5,328	5,221
Industrial	7,587	7,334	7,004	6,999	7,074
Governmental	273	288	275	266	255
Total Retail	21,331	21,005	19,735	19,650	19,600
Sales for Resale	10,608	8,658	12,348	12,435	11,880
Unbilled Energy	21	(83)	121	(57)	111
Total Electric Energy Sales	31,960	29,580	32,204	32,028	31,591
Line Losses and Company Usage	1,632	1,952	1,650	1,711	2,026
Total Uses of Energy	33,592	31,532	33,854	33,739	33,617
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.22	8.11	7.67	7.45	7.89
Commercial	7.19	6.07	5.62	5.47	5.83
Industrial	5.75	4.93	4.55	4.36	4.66
Governmental	7.10	6.16	5.75	5.56	6.02
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	572,865	571,168	562,899	557,025	548,693
Commercial	84,768	82,508	82,778	81,082	79,430
Industrial	21,026	20,364	21,212	21,336	20,045
Governmental	662	643	601	564	526
Total Retail Customers	679,321	674,683	667,490	660,007	648,694

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATI ON PORTFOLIO

							Total Plant - 2006
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses Per Net MWH	Total Production Expense ($ 000)
Cecil Lynch	2	100%	1949	68	Gas/Oil	Reserve	7,510	328.76	2,469
	3	100%	1954	110	Gas/Oil	Reserve
Harvey Couch	1	100%	1943	23	Gas/Oil	Reserve	28,891	235.33	6,799
	2	100%	1954	125	Gas/Oil	Intermediate
Lake Catherine	1	100%	1950	—	Gas/Oil	Reserve	16,894	607.67	10,266
	2	100%	1950	—	Gas/Oil	Reserve
	3	100%	1953	—	Gas/Oil	Reserve
	4	100%	1970	547	Gas/Oil	Peaking
Hamilton Moses	1	100%	1951	70	Gas/Oil	Reserve	(313)	(1,543.13)	483
	2	100%	1951	70	Gas/Oil	Reserve
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	2,869	345.07	990
	2	100%	1970	14	Gas/Oil	Peaking
	3	100%	1970	14	Gas/Oil	Peaking
	4	100%	1970	14	Gas/Oil	Peaking
Robert Ritchie	1	100%	1961	300	Gas/Oil	Reserve	(1,723)	(576.32)	993
	3	100%	1970	16	Gas/Oil	Peaking	(11)	(10,454.55)	115
Independence	1	31.5%	1983	263	Coal	Base	1,712,316	21.62	37,023
White Bluff	1	57%	1980	465	Coal	Base	5,513,798	21.28	117,355
	2	57%	1981	470	Coal	Base
Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	—	—	31
Carpenter	1	100%	1932	29	Hydro	Peaking	51,665	21.21	1,096
	2	100%	1933	30	Hydro	Peaking
Remmel	1	100%	1923	4	Hydro	Peaking	22,482	23.97	539
	2	100%	1923	3	Hydro	Peaking
	3	100%	1923	4	Hydro	Peaking
Arkansas Nuclear One	1	100%	1974	841	Nuclear PWR(b)	Base	15,232,577	15.73	239,606
	2	100%	1980	998	Nuclear PWR(b)	Base
Total				4,497			22,586,955	18.50	417,765

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC.

	2006	2005	2004	2003	2002
ELECTRIC OPERATING REVENUES ($ thousands)
Louisiana
Residential	522,227	457,498	412,135	394,512	339,325
Commercial	476,537	406,921	369,044	345,579	286,408
Industrial	686,295	625,709	570,130	510,501	424,026
Governmental	22,520	19,562	17,468	18,253	17,433
Total Retail	1,707,579	1,509,690	1,368,777	1,268,845	1,067,192
Texas
Residential	599,494	502,135	468,704	434,979	360,575
Commercial	406,198	327,287	302,699	268,110	215,707
Industrial	463,640	388,285	405,650	342,693	270,722
Governmental	26,609	21,693	20,535	20,658	16,525
Total Retail	1,495,941	1,239,400	1,197,588	1,066,440	863,529
FUEL REVENUES (included in above revenues)
Louisiana
Residential	284,937	266,854	203,436	196,097	125,962
Commercial	280,628	252,200	198,629	186,700	117,513
Industrial	508,048	477,232	401,413	354,504	248,165
Governmental	11,459	10,645	7,903	8,398	5,976
Total Retail Fuel Revenues	1,085,072	1,006,931	811,381	745,699	497,616
Texas
Residential	351,457	268,957	240,147	207,358	139,764
Commercial	266,062	199,093	177,984	146,502	98,312
Industrial	350,788	284,032	293,254	236,123	163,419
Governmental	16,802	12,465	11,330	10,612	6,981
Total Retail Fuel Revenues	985,109	764,547	722,715	600,595	408,476
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,036	9,320	8,496	9,432	14,645
Coal	4,460	4,077	4,609	3,959	4,168
Nuclear	7,461	7,808	7,413	7,641	8,467
Hydro	—	—	—	—	—
Total Net Generation	18,957	21,205	20,518	21,032	27,280
Purchased Power:
Affiliated Companies	4,664	3,521	5,478	3,989	2,703
Non-affiliated Companies	18,690	17,500	16,072	15,160	10,376
Total Purchased Power	23,354	21,021	21,550	19,149	13,079
Total Sources of Energy	42,311	42,226	42,068	40,181	40,359
USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,899	4,817	4,677	4,619	4,520
Commercial	4,836	4,608	4,628	4,471	4,316
Industrial	9,150	9,317	9,757	9,145	9,714
Governmental	199	197	187	205	222
Texas
Residential	5,211	5,207	5,126	5,120	4,982
Commercial	4,002	3,878	3,816	3,703	3,578
Industrial	5,915	5,650	6,839	6,272	6,173
Governmental	255	244	245	270	255
Total Retail	34,467	33,918	35,275	33,805	33,760
Sales for Resale	6,155	6,017	4,700	4,543	5,099
Unbilled Energy	(148)	(286)	420	197	(18)
Total Electric Energy Sales	40,474	39,649	40,395	38,545	38,841
Line Losses and Company Usage	1,837	2,577	1,673	1,636	1,518
Total Uses of Energy	42,311	42,226	42,068	40,181	40,359

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC. (CONTINUED)

	2006	2005	2004	2003	2002
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Louisiana
Residential	311,739	305,714	301,014	295,084	292,018
Commercial	46,351	45,421	45,004	42,490	42,423
Industrial	4,558	4,268	3,957	3,625	3,687
Governmental	1,528	1,457	1,431	1,251	1,519
Total Retail Customers	364,176	356,860	351,406	342,450	339,647
Texas
Residential	336,652	335,089	326,556	321,681	316,942
Commercial	40,806	40,887	39,680	38,445	37,742
Industrial	5,013	4,911	4,732	4,722	4,403
Governmental	2,052	2,017	1,923	2,100	2,176
Total Retail Customers	384,523	382,904	372,891	366,948	361,263
AVERAGE ELECTRIC REVENUE (cents/KWh)
Louisiana
Residential	10.66	9.50	8.81	8.54	7.51
Commercial	9.85	8.83	7.97	7.73	6.64
Industrial	7.50	6.72	5.84	5.58	4.37
Governmental	11.34	9.94	9.35	8.93	7.85
Texas
Residential	11.50	9.64	9.14	8.49	7.24
Commercial	10.15	8.44	7.93	7.24	6.03
Industrial	7.84	6.87	5.93	5.46	4.39
Governmental	10.41	8.88	8.37	7.65	6.48

Totals may not foot due to rounding.

ENTERGY GULF STATES, INC.

GENERATION PORTFOLIO

								Total Plant - 2006
Plant	Unit	Ownership		Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses Per Net MWH	Total Production Expense ($000)
LA Station 2	7	100%		1950	40	Gas/Oil	Reserve	—	—	578
	8	100%		1950	40	Gas/Oil	Reserve
	9	100%		1953	58	Gas/Oil	Reserve
Willow Glen	1	100%		1960	152	Gas/Oil	Peaking	58,129	416.09	24,187
	2	100%		1964	205	Gas/Oil	Peaking
	3	100%		1968	450	Gas/Oil	Reserve
	4	100%		1973	540	Gas/Oil	Peaking
	5	100%		1976	485	Gas/Oil	Peaking
Lewis Creek	1	100%		1970	229	Gas/Oil	Intermediate	1,725,076	81.10	139,909
	2	100%		1971	230	Gas/Oil	Intermediate
Roy S. Nelson	3	100%		1960	153	Gas/Oil	Intermediate	799,739	103.97	83,148
	4	100%		1970	500	Gas/Oil	Intermediate
Sabine	1	100%		1962	212	Gas/Oil	Intermediate	4,452,822	79.40	353,546
	2	100%		1962	212	Gas/Oil	Intermediate
	3	100%		1966	390	Gas/Oil	Intermediate
	4	100%		1974	530	Gas/Oil	Intermediate
	5	100%		1979	470	Gas/Oil	Intermediate
Roy S. Nelson	6	70%		1982	385	Coal	Base	2,610,446	23.15	60,421
Big Cajun 2	3	42%		1983	242	Coal	Base	1,849,507	22.31	41,266
River Bend	1	100	%(c)	1986	978	Nuclear BWR(b)	Base	7,461,540	20.01	149,331
Total					6,501			18,957,259	44.96	852,386

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

	2006	2005	2004	2003	2002
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	797,197	827,926	769,770	739,389	637,901
Commercial	532,999	538,683	501,536	473,351	403,051
Industrial	809,237	834,320	779,103	723,102	636,410
Governmental	40,454	40,813	37,894	40,664	35,914
Total Retail	2,179,887	2,241,742	2,088,303	1,976,506	1,713,276
Sales for Resale	227,391	352,544	109,085	114,311	19,641
Other	43,980	55,895	29,598	74,753	82,435
Total Electric Operating Revenues	2,451,258	2,650,181	2,226,986	2,165,570	1,815,352
FUEL REVENUES (included in above revenues)
Residential	374,595	430,830	355,871	327,475	226,887
Commercial	249,803	277,180	230,357	209,032	142,141
Industrial	545,040	588,943	512,924	464,015	359,607
Governmental	19,313	21,022	17,523	18,195	12,878
Total Retail Fuel Revenues	1,188,751	1,317,975	1,116,675	1,018,717	741,513
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,486	8,968	8,486	7,882	11,039
Coal	—	—	—	—	—
Nuclear	9,270	7,885	9,654	8,485	8,838
Hydro	—	—	—	—	—
Total Net Generation	16,756	16,853	18,140	16,367	19,877
Purchased Power:
Affiliated Companies	6,612	6,027	4,505	4,484	5,080
Non-affiliated Companies	7,945	8,212	8,416	9,718	6,496
Total Purchased Power	14,557	14,239	12,921	14,202	11,576
Total Sources of Energy	31,313	31,092	31,061	30,569	31,453
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,513	8,559	8,842	8,795	8,780
Commercial	5,680	5,554	5,762	5,622	5,538
Industrial	12,759	12,348	13,140	12,870	14,738
Governmental	435	428	439	491	510
Total Retail	27,387	26,889	28,183	27,778	29,566
Sales for Resale	2,470	2,560	1,251	1,476	285
Unbilled Energy	(25)	(379)	415	42	237
Total Electric Energy Sales	29,832	29,070	29,849	29,296	30,088
Line Losses and Company Usage	1,481	2,022	1,212	1,273	1,365
Total Uses of Energy	31,313	31,092	31,061	30,569	31,453
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.32	9.67	8.71	8.41	7.27
Commercial	9.33	9.70	8.70	8.42	7.28
Industrial	6.34	6.76	5.93	5.62	4.32
Governmental	9.18	9.53	8.63	8.28	7.04
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	560,462	539,912	575,701	571,767	565,824
Commercial	71,029	66,897	73,622	72,901	70,418
Industrial	8,563	7,005	7,858	7,686	7,136
Governmental	4,858	4,494	5,274	4,859	5,532
Total Retail Customers	644,912	618,308	662,455	657,213	648,910

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO

							Total Plant - 2006
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses Per Net MWH	Total Production Expense ($000)
Buras	8	100%	1971	12	Gas/Oil	Peaking	635	1,012.60	643
Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	976,165	114.49	111,766
	2	100%	1966	415	Gas/Oil	Intermediate
	3	100%	1969	545	Gas/Oil	Intermediate
Monroe	10	100%	1961	—	Gas/Oil	Reserve	(415)	(809.64)	336
	11	100%	1965	—	Gas/Oil	Reserve
	12	100%	1968	—	Gas/Oil	Reserve
Ninemile Point	1	100%	1951	50	Gas/Oil	Peaking	4,018,426	96.73	388,685
	2	100%	1953	60	Gas/Oil	Peaking
	3	100%	1955	125	Gas/Oil	Intermediate
	4	100%	1971	730	Gas/Oil	Intermediate
	5	100%	1973	740	Gas/Oil	Intermediate
Perryville	1	100%	2002	535	Gas	Intermediate	2,082,457	58.66	122,167
	2	100%	2002	156	Gas	Peaking
Sterlington	6	100%	1958	212	Gas/Oil	Peaking	38,012	200.99	7,640
	7	100%	1974	180	Gas/Oil	Intermediate
Waterford	1	100%	1975	400	Gas/Oil	Intermediate	371,210	154.52	57,359
	2	100%	1975	405	Gas/Oil	Intermediate
Waterford	3	100%	1985	1,158	Nuclear PWR(b)	Base	9,269,914	16.13	149,517
Total				5,961			16,756,404	50.02	838,113

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI , INC.

	2006	2005	2004	2003	2002
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	568,435	503,232	467,459	410,231	374,958
Commercial	484,297	420,507	396,482	341,862	309,525
Industrial	235,281	209,270	203,603	173,736	164,815
Governmental	45,433	40,605	38,258	32,393	28,532
Total Retail	1,333,446	1,173,614	1,105,802	958,222	877,830
Sales for Resale	80,445	98,885	68,417	42,143	78,004
Other	36,117	34,041	39,410	34,995	35,261
Total Electric Operating Revenues	1,450,008	1,306,540	1,213,629	1,035,360	991,095
FUEL REVENUES (included in above revenues)
Residential	316,861	251,338	229,326	157,624	146,191
Commercial	280,819	220,024	203,634	139,087	127,484
Industrial	157,157	128,483	119,811	88,063	82,778
Governmental	24,908	19,440	17,885	11,885	10,918
Total Retail Fuel Revenues	779,745	619,285	570,656	396,659	367,371
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	4,127	2,834	3,333	2,891	5,391
Coal	2,697	2,526	2,679	2,579	2,577
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	6,824	5,360	6,012	5,470	7,968
Purchased Power:
Affiliated Companies	5,327	4,924	5,337	5,984	4,069
Non-affiliated Companies	3,232	5,119	3,390	2,868	2,476
Total Purchased Power	8,559	10,043	8,727	8,852	6,545
Total Sources of Energy	15,383	15,403	14,739	14,322	14,513
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,387	5,333	5,085	5,092	5,092
Commercial	4,746	4,630	4,518	4,476	4,445
Industrial	2,927	2,967	2,977	2,939	2,910
Governmental	417	411	398	384	382
Total Retail	13,477	13,341	12,978	12,891	12,829
Sales for Resale	900	936	698	443	1,320
Unbilled Energy	(15)	(75)	142	45	(48)
Total Electric Energy Sales	14,362	14,202	13,818	13,379	14,101
Line Losses and Company Usage	1,021	1,201	921	943	412
Total Uses of Energy	15,383	15,403	14,739	14,322	14,513
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.55	9.44	9.19	8.06	7.36
Commercial	10.21	9.08	8.78	7.64	6.96
Industrial	8.04	7.05	6.84	5.91	5.66
Governmental	10.90	9.88	9.61	8.44	7.47
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	357,564	359,538	351,274	348,019	344,637
Commercial	62,594	60,826	60,338	59,347	57,146
Industrial	3,014	2,739	3,915	4,767	3,036
Governmental	4,066	3,856	4,036	3,884	3,842
Total Retail Customers	427,238	426,959	419,563	416,017	408,661

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

							Total Plant - 2006
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses Per Net MWH	Total Production Expense ($000)
Attala	1	100%	2001	463	Gas	Intermediate	2,015,345	58.08	117,057
Baxter Wilson	1	100%	1966	510	Gas/Oil	Peaking	828,014	106.33	88,046
	2	100%	1971	595	Gas/Oil	Peaking
Delta	1	100%	1953	97	Gas/Oil	Peaking	(415)	(5,130.12)	2,129
	2	100%	1953	95	Gas/Oil	Peaking
Gerald Andrus	1	100%	1975	741	Gas/Oil	Intermediate	1,127,814	88.03	99,285
Natchez	1	100%	1951	—	Gas/Oil	Reserve	(56)	(3,303.57)	185
Rex Brown	1	100%	1948	15	Gas	Reserve	156,316	139.12	21,746
	3	100%	1951	74	Gas/Oil	Peaking
	4	100%	1959	210	Gas/Oil	Intermediate
	5	100%	1968	9	Oil	Peaking
Independence	1	25%	1983	209	Coal	Base	28,443,527	2.07	58,833
Independence	2	25%	1984	211	Coal	Base
Total				3,229			32,570,545	11.89	387,281

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2006	2005	2004	2003	2002
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	105,924	150,409	184,155	178,133	170,517
Commercial	165,066	145,321	170,812	161,716	153,776
Industrial	44,582	31,597	34,261	26,416	24,657
Governmental	59,399	59,450	69,680	68,238	65,746
Total Retail	374,971	386,777	458,908	434,503	414,696
Sales for Resale	91,283	138,528	119,407	87,174	8,773
Other	4,812	10,711	10,142	5,983	1,058
Total Electric Operating Revenues	471,066	536,016	588,457	527,660	424,527
FUEL REVENUES (included in above revenues)
Residential	51,865	59,361	67,891	65,057	62,192
Commercial	92,894	64,164	71,413	67,552	63,447
Industrial	28,952	17,044	17,706	12,276	11,419
Governmental	34,839	28,496	30,994	30,534	29,324
Total Retail Fuel Revenues	208,550	169,065	188,004	175,419	166,382
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	773	1,661	2,146	2,099	2,580
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	773	1,661	2,146	2,099	2,580
Purchased Power:
Affiliated Companies	4,445	4,024	3,880	3,742	2,706
Non-affiliated Companies	41	1,232	1,982	1,621	1,041
Total Purchased Power	4,486	5,256	5,862	5,363	3,747
Total Sources of Energy	5,259	6,917	8,008	7,462	6,327
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	914	1,616	2,139	2,133	2,158
Commercial	1,666	1,798	2,316	2,262	2,255
Industrial	547	498	575	413	409
Governmental	632	800	1,025	1,036	1,053
Total Retail	3,759	4,712	6,055	5,844	5,875
Sales for Resale	1,298	2,041	1,539	1,340	176
Unbilled Energy	(1)	135	41	22	(49)
Total Electric Energy Sales	5,056	6,888	7,635	7,206	6,002
Line Losses and Company Usage	203	29	373	256	325
Total Uses of Energy	5,259	6,917	8,008	7,462	6,327
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.59	9.31	8.61	8.35	7.90
Commercial	9.91	8.08	7.37	7.15	6.82
Industrial	8.15	6.34	5.96	6.42	6.03
Governmental	9.40	7.43	6.80	6.59	6.24
NUMBER OF RETAIL ELECTRIC CUSTOMERS(a)
(as of December 31)
Residential	83,300	152,429	169,498	169,878	170,771
Commercial	10,000	14,220	16,376	16,336	16,576
Industrial	1,000	1,161	1,309	1,148	1,141
Governmental	700	858	1,798	1,755	1,632
Total Retail Customers	95,000	168,668	188,981	189,117	190,120

(a)

Customer count data reflects estimates of customers in the hardest hit areas affected by Hurricane Katrina. Issues associated with temporary housing and resumption of service at permanent dwellings render precise counts difficult at this time.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

							Total Plant - 2006
Plant(b)	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses Per Net MWH	Total Production Expense ($000)
A. B. Paterson	3	100%	1950	—	Gas/Oil	Reserve	—	—	205
	4	100%	1954	—	Gas/Oil	Reserve
Michoud	1	100%	1957	—	Gas/Oil	Reserve	773,039	98.64	76,251
	2	100%	1963	230	Gas/Oil	Intermediate
	3	100%	1967	530	Gas/Oil	Intermediate
A. B. Paterson	5	100%	1967	—	Oil	Reserve	—	—	100
Total				760			773,039	98.77	76,351

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	ENOI’s plants were severely damaged by Hurricane Katrina in 2005. Michoud Unit 2 returned to service April 2006 and Unit 3 returned to

SYSTEM ENERGY RESOURCES, INC.

	2006	2005	2004	2003	2002
ELECTRIC OPERATING REVENUES ( $ thousands)	555,459	533,929	545,381	583,820	602,486
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—	—	—
Coal	—	—	—	—	—
Nuclear	9,723	9,058	9,202	9,812	9,053
Hydro	—	—	—	—	—
Total Net Generation	9,723	9,058	9,202	9,812	9,053
Purchased Power	—	—	—	—	—
Total Sources of Energy	9,723	9,058	9,202	9,812	9,053
USES OF ENERGY (GWh)
Electric Energy Sales	9,727	9,070	9,212	9,812	9,053
Unbilled Energy	—	—	—	—	—
Line Losses and Company Usage	(4)	(12)	(10)	—	—
Total Uses of Energy	9,723	9,058	9,202	9,812	9,053

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

							Total Plant - 2006
Production Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses Per Net MWH	Total Production Expense ($000)
Grand Gulf	1	90%	1985	1,139	Nuclear BWR(b)	Base	9,723,305	14.72	143,148
Total				1,139			9,723,305	14.72	143,148

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following table shows plant performance for 2002 – 2006 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)

	2006	2005	2004	2003	2002
ANO	88.3	88.5	93.3	93.3	93.5
Grand Gulf	91.9	93.3	93.7	94.5	93.7
River Bend	90.9	85.8	90.9	92.4	93.4
Waterford 3	93.5	89.0	93.6	92.8	94.9
Entergy Southeast Average	90.6	89.2	92.9	93.3	93.9
Industry Average	90.5	90.1	89.7	90.0	90.2

The following table shows plant performance for 2006 and averages for four three-year periods.

PRODUCTION COST ($/MWh)

	2006	2003– 2005	2002– 2004	2001– 2003	2000- 2002
ANO	15.7	15.1	14.8	14.8	16.1
Grand Gulf	14.7	13.7	13.6	13.6	13.7
River Bend	20.0	17.9	17.0	16.4	17.1
Waterford 3	16.1	16.0	15.5	15.4	15.3
Entergy Southeast Average	16.3	15.5	15.1	15.0	15.5
Industry Average	17.6	17.0	16.1	16.1	16.2

INDIVIDUAL PLANT INFORMATION

	ANO					Grand Gulf	River Bend		Waterford 3
	Unit 1				Unit 2
Owner	Entergy Arkansas				Entergy Arkansas	System Energy-90% South Mississippi Electric Power Association- 10%	Entergy Gulf States		Entergy Louisiana
Commercial Operation Date	December 74				March 80	July 85	June 86		September 85
License Expiration Date	5/20/34				7/17/38	11/1/24	8/29/25		12/18/24
Architect/Engineer	Bechtel Power				Bechtel Power	Bechtel Power	Stone & Webster		Ebasco
Reactor Manufacturer	Babcox &				Combustion	General	General		Combustion
	Wilcox				Engineering	Electric	Electric		Engineering
Reactor Type	PWR				PWR	BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse				General Electric	Kraftwerk Union	General Electric		Westinghouse
Owned and Leased Capability (MW)(a)	841				998	1,139	978	(c)	1,158
Refueling Data:
Last Date	10/4/05-				9/19/06-	3/18/07-	4/23/06-		11/25/06-
	12/22/05				10/28/06	4/12/07	5/13/06		12/27/06
Number of Days	79	(d)			39	24	20		32
Next Scheduled Refueling	Spring 07				Spring 08	Fall 08	Fall 07		Spring 08
2006 Capability Factor (%)	84.5				92.2	91.9	90.9		93.5
($ millions as of December 31, 2006)
Net Book Value			1,170	(b)		1,564	1,544	(c)	1,369
Decommissioning Trust Fund Balance			439	(b)		281	345	(c)	209
Decommissioning Liability			473	(b)		343	191	(c)	238

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize. Based on the 2006 summer ratings.

(b)	ANO Units 1 and 2 are reported together.

(c)

30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

(d)	Included steam generator replacement.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	Arkansas	Louisiana	Mississippi	New Orleans	Texas
Commission	Arkansas Public Service Commission	Louisiana Public Service Commission	Mississippi Public Service Commission	New Orleans City Council	Public Utility Commission of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by Governor	Elected	Elected	Elected	Appointed by Governor
Term of Office	6 years – staggered	6 years – staggered	4 years – concurrent	4 years – concurrent (2 term limit)	6 years – staggered
Chair/President	Appointed by Governor	Selected by peers – 1 year term	Rotates every 2 years	Selected by peers from two at-large seats	Appointed by Governor

COMMISSION/COUNCIL MEMBERS

	Party	Service Began	Current Term Ends
ARKANSAS
Paul Suskie – Chair	Democrat	1/07	1/13
Sandra L. Hochstetter	Republican	7/00	1/11
Daryl Bassett	Republican	9/02	1/09

LOUISIANA
Jack A. “Jay” Blossman, Jr. – Chair	Republican	1/97	12/08
Lambert Boissiere III	Democrat	1/05	12/10
C. Dale Sittig	Democrat	11/95	12/10
James M. Field	Republican	12/96	12/12
Foster L. Campbell, Jr.	Democrat	1/03	12/08

MISSISSIPPI
Nielsen Cochran – Chair	Republican	12/83	12/07
Dorlos “Bo” Robinson	Democrat	12/89	12/07
Leonard Bentz	Republican	4/06	12/07

NEW ORLEANS
Oliver M. Thomas, Jr. – President(a)	Democrat	5/94	5/10
Arnie Fielkow	Democrat	5/06	5/10
Shelley Midura	Democrat	5/06	5/10
Stacy S. Head	Democrat	5/06	5/10
James Carter	Democrat	5/06	5/10
Cynthia Hedge-Morrell	Democrat	4/05	5/10
Cynthia Willard-Lewis	Democrat	5/02	5/10

TEXAS
Paul Hudson – Chair	Republican	8/03	8/09
Julie Caruthers Parsley	Republican	11/02	8/11
Barry Smitherman	Republican	4/04	8/07

(a)

Oliver Thomas served two terms as Council member representing District B from 1994–2002. In 2002, Councilmember Thomas was elected to his first term of Councilmember At-Large Seat and is now serving his second term as Councilmember At-Large.

UTILITY REGULATORY INFORMATION

SELECT UTILITY REGULATORY MECHANISMS

Company	Last Filed Rate Base ($ billions)	Allowed Roe (%)	Jurisdictional Regulatory Mechanisms

EAI	3.6 (a) (2006 test year)	11	Rate Case	• No fixed schedule for rate filings. EAI filed a rate case on August 15, 2006.

EGSI-LA	1.6 (2005 test year)	9.9 – 11.4 10.65 midpoint 60/40 customer/ company sharing	FRP

•      Annual filing in May; any change in rates typically effective in September.

•      $17M annual FRP increase implemented August 2006 consisting of $7M in deferred and ongoing capacity costs and $ 10M for interim storm cost recovery.

EGSI-TX	1.5 (b) (2005 test year)	10.95	Riders	• 2005 legislation authorized two riders – incremental purchased Power capacity costs up to five percent of annual base rate revenues and transition to competition costs.

				• $18M annual purchased power rider implemented December 2005 with first reconciliation filing in May 2006 reconciling capacity from previous September forward.

				• $14.5M annual TTC rider implemented March 2006. Black box settlement designed to provide a fair return and recovery of costs on the balance sheet.

			Rate Case	• Pursuant to the 2005 legislation, EGSI-TX may not file a general rate case before June 30, 2007, with rates effective no earlier than June 30, 2008.

ELL	2.9 (2005 test year)	9.45 – 11.05 10.25 midpoint 60/40 customer/ company sharing	FRP

•      Annual filing in May; any change in rates typically effective in September.

•      $143M annual FRP increase implemented September 2006 consisting of $119M in deferred and ongoing capacity costs and $24M for interim storm cost recovery.

EMI	1.4 (c) (2006 test year)	9.46 – 12.24(c) 10.85 midpoint	FRP	• Annual filing in March; any change in rates typically effective in April.

		50/50 customer/ company sharing

		100bps for price, reliability, satisfaction

ENOI	0.4 (2005 test year)	10.75	FRP

•      In October 2006, the City Council of New Orleans unanimously approved a settlement agreement with ENOI that calls for a phased-in rate increase to ensure the company’s ability to focus on restoration of the gas and electric systems. Rate settlement in place until next base rate case to be filed by July 31, 2008. The agreement discontinued FRP, but allows ENOI to seek reinstatement of an appropriate FRP following resetting of rates in 2009.

SERI	1.5 (2005 test year)	10.94		• Real-time recovery mechanism.

Total	12.9

(a)	Reflects rate base in EAI’s filed case for June 30, 2006 test year.

(b)	Reflects rate base in EGSI-TX’s annual earnings filing for 2005 test year.

(c)	Rate base and allowed ROE reflects the 2006 FRP evaluation report. EMI’s 2006 FRP Evaluation Report is pending approval from the MPSC. Allowed ROE ranges for the 2005 test year was 9.74% – 12.44%.

UTILITY REGULATORY INFORMATION

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	Deferred Fuel Balance as of December 31,
COMPANY	2006	2005	2004	2003	2002	Fuel Recovery Mechanism
	($ millions)
EAI	2.2	204.2	7.4	10.6	(42.6)

Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.

On June 7, 2006, Entergy Arkansas filed a cost of service study and testimony supporting the redetermined energy cost rate and testimony addressing the prospective elimination of the energy cost recovery rider as ordered by the APSC. A hearing was held in the APSC energy cost recovery investigation on October 12, 2006 and posthearing briefs were filed. No party recommended termination of the energy cost recovery rider. On January 16, 2007, the APSC issued an order stating the issue of whether Entergy Arkansas’ energy cost recovery rider should be terminated, modified, or continued will be deferred and addressed in Entergy Arkansas’ pending rate case. Additionally, in its review of Entergy Arkansas’ interim rate, the APSC found that Entergy Arkansas failed to maintain an adequate coal inventory level going into the summer of 2005 and that Entergy Arkansas should be responsible for any incremental energy costs resulting from two outages caused by employee and contractor error. The coal plant generation curtailments were caused by railroad delivery problems. The APSC staff was directed to perform an analysis with Entergy Arkansas’ assistance to determine the additional fuel and purchased energy costs associated with these findings and file the analysis within 60 days of the order. After a final determination of the costs is made by the APSC, Entergy Arkansas would be directed to refund that amount with interest to its customers as a credit on the energy cost recovery rider that collects fuel and purchased energy costs. Entergy Arkansas has requested rehearing of the order. In March 2007, in order to allow further consideration by the APSC, the APSC granted Entergy Arkansas’ petition for rehearing and for stay of the APSC’s January 2007 order in the proceeding investigating Entergy Arkansas’ interim energy cost rate.

EGSI – TX	(45.6)	203.2	78.5	116.6	91.8	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.

EGSI – LA	119.5	121.2	11.6	1.9	8.8	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

						Gas: Monthly reset based on estimated gas costs plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

ELL	114.3	21.9	8.7	30.6	(25.6)	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

EMI	(95.2)	114.0	(22.8)	89.1	38.2	Quarterly reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered fuel balance from the second prior quarter.
Total excluding ENOI	95.2	664.4	83.4	248.7	70.6

ENOI	19.0	30.6	2.6	(2.7)	(14.9)	Electric: Monthly reset based on no more than targeted fuel and purchased power costs and any difference between actual and base rate non-fuel items including Grand Gulf non-fuel costs and Resource Plan non-fuel costs paid by ENOI. A surcharge or credit is calculated on the under- or over- recovered fuel balance based on the most recent 12 months actual kWh sales.

						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.
Total including ENOI	114.2	695.1	85.9	246.0	55.7

Totals may not foot due to rounding.

COMPETITIVE BUSINESSES

TOTAL CAPACITY

	Operated				Owned Capacity(c)
As of December 31, 2006.	Plants	Units	MW		MW	%
Gas/Oil	1	1	550	(b)	1,317	23
Coal	—	—	—	(b)	181	3
Total Fossil	1	1	550		1,498	26
Wind	—	—	—		80	1
Nuclear	5	6	5,000	(a)	4,200	73
Total Capacity	6	7	5,550		5,778	100

(a)	Operated capacity includes management services contracts.

(b)	Excludes units operated by Entergy’s utility companies.

(c)	Includes capacity under power purchase agreements.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR QUARTERLY FINANCIAL METRICS

	2006					2005					YTD % Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	81.5	63.4	106.9	57.7	309.5	78.0	58.3	69.3	77.1	282.6	10
Return on Average Invested Capital – As-Reported (%)*	10.8	10.7	12.1	11.7	11.7	10.2	10.1	10.3	11.6	11.6	1
Return on Average Common Equity – As-Reported (%)*		14.0	13.9	15.2	14.0	14.0	12.2	12.0	12.1	13.6	13.63
Debt to Capital Ratio (%)	19.3	19.1	16.7	14.2	14.2	26.4	26.2	24.8	19.5	19.5	(27)
NON-GAAP MEASURES
Operational Earnings ($ millions)	81.5	63.4	106.9	57.7	309.5	78.0	58.3	69.3	77.1	282.6	10
Return on Average Invested Capital – Operational (%)*	10.8	10.7	12.1	11.7	11.7	10.2	10.1	10.3	11.6	11.6	1
Return on Average Common Equity – Operational (%)*	14.0	13.9	15.2	14.0	14.0	12.2	12.0	12.1	13.6	13.6	3
Net Debt to Net Capital Ratio (%)	9.9	7.5	3.9	2.3	2.3	21.9	21.7	15.0	12.4	12.4	(81)

*	Trailing twelve months.

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL FINANCIAL METRICS

	2006	2005	2004	2003	2002
GAAP MEASURES
As-Reported Earnings ( $ millions)	309.5	282.6	245.0	300.8	200.5
Return on Average Invested Capital – As-Reported (%)	11.7	11.6	10.1	12.8	10.6
Return on Average Common Equity – As-Reported (%)	14.0	13.6	12.3	18.2	17.2
Debt to Capital Ratio (%)	14.2	19.5	27.0	27.7	42.3
NON-GAAP MEASURES
Operational Earnings ($ millions)	309.5	282.6	245.0	198.2	200.5
Return on Average Invested Capital – Operational (%)	11.7	11.6	10.1	8.6	10.6
Return on Average Common Equity – Operational (%)	14.0	13.6	12.3	11.9	17.2
Net Debt to Net Capital Ratio (%)	2.3	12.4	23.1	23.5	38.2

ENTERGY NUCLEAR QUARTERLY OPERATIONAL METRICS

	2006					2005					YTD % Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
Net MW in Operation	4,135	4,200	4,200	4,200	4,200	4,058	4,105	4,105	4,105	4,105	2
Average Realized Price/MWh(a)	$44.28	$43.76	$44.90	$44.34	$44.33	$41.53	$42.31	$42.42	$42.74	$42.26	5
Production Cost/MWh(a)	$18.68	$19.61	$18.75	$21.00	$19.50	$18.65	$18.55	$19.55	$19.00	$18.94	3
Billed GWh	8,763	8,281	9,119	8,684	34,847	8,273	8,218	8,504	8,645	33,641	4
Capacity Factor	97%	90%	99%	93%	95%	93%	91%	95%	95%	93%	2

Totals may not foot due to rounding.

(a)	Average Realized Price/MWh has been restated to reflect Billed GWh. Production Cost/MWh has been restated to exclude purchased power cost.

ENTERGY NUCLEAR ANNUAL OPERATIONAL METRICS

	2006	2005	2004	2003	2002
Net MW in Operation	4,200	4,105	4,058	4,001	3,955
Average Realized Price/MWh(a)	$44.33	$42.26	$41.16	$39.40	$40.10
Production Cost/MWh(a)	$19.50	$18.93	$19.99	$20.29	$20.12
Billed GWh	34,847	33,539	32,524	32,379	29,953
Capacity Factor	95%	93%	92%	92%	93%

(a)	Average Realized Price/MWh has been restated to reflect Billed GWh. Production Cost/MWh has been restated to exclude purchased power cost.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR PLANT STATISTICS

	James A. Fitzpatrick		Indian Point				Palisades Nuclear Plant	Pilgrim Nuclear station	Vermont Yankee
			Unit 2		Unit 3
Entergy Purchase Date	11/21/00		9/6/01		11/21/00		4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75		August 74		August 76		December 72	December 72	November 72
License Expiration Date	10/17/14		9/28/13		12/15/15		3/24/31	6/8/12	3/21/12
Architect/Engineer	Stone & Webster		United Engineers & Constructors		United Engineers & Constructors		Combustion Engineering	Bechtel Power	Ebasco
Reactor Manufacturer	General Electric		Westinghouse		Westinghouse		Combustion Engineering	General Electric	General Electric
Reactor Type	BWR		PWR		PWR		PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric		Westinghouse		Westinghouse		Westinghouse	General Electric	General Electric
Maximum Dependable Capacity (MW)	838		1,028		1,041		798	688	605
(as of December 31, 2006)
Refueling Data:
Last Date	10/9/06 – 11/4/06		4/18/06 – 5/19/06		3/6/07 – 3/31/07		4/1/06 5/10/06	4/18/05 – 5/12/05	10/22/05 – 11/11/05
Number of Days	27		31		24		39	25	19
Next Scheduled Refueling	Fall 08		Spring 08		Spring 09		Fall 07	Spring 07	Spring 07
2006 Capacity Factor	90%		89%		100%		85%	97%	99%
($ millions as of December 31, 2006)
Net Book Value	240		704		300		n/a	108	173
Decommissioning Trust Fund Balance		(a)	585	(b)		(a)	n/a	583	417
Decommissioning Liability		(a)	288	(b)		(a)	n/a	236	250
Nearest Market Hub	NYISO		NYISO		NYISO		MISO	NEPOOL	NEPOOL
	Zone A	(c)	Zone G	(d)	Zone G	(d)	Cinergy	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO		NYISO		NYISO		n/a	NEPOOL	NEPOOL
	Rest of State		Rest of State		Rest of State
(a)

NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

(c)	James A. FitzPatrick physically located in NYISO Zone C.

(d)	Indian Point physically located in NYISO Zone H.

ENTERGY NUCLEAR PLANT UPRATES

(MW)	Capacity 12/31/02	2003	2004	2005	2006	Capacity 12/31/06
FitzPatrick	825	—	13	—	—	838
Indian Point 2	970	14	44	—	—	1,028
Indian Point 3	980	14	—	47	—	1,041
Pilgrim	670	18	—	—	—	688
Vermont Yankee	510	—	—	—	95	605
Total	3,955	46	57	47	95	4,200

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR SECURITIES DETAIL

LONG-TERM DEBT:

Note to New York Power Authority (NYPA) relating to the purchase of Fitzpatrick and Indian Point 3

($ thousands)	Long-term debt(a)	Interest expense	Additional LTD related to purchase of IP2	Interest expense	Total ending long-term debt	Total interest expense
2000	744,405	3,869	—	—	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,289	17,819
2007	173,520	11,845	44,231	2,331	217,751	14,176
2008	161,932	8,412	36,194	1,963	198,126	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	—	305	109,681	6,317
2013	95,011	5,331	—	—	95,011	5,331
2014	79,638	4,627	—	—	79,638	4,627
2015	61,027	3,889	—	—	61,027	3,889
2016–2035 Average	—	1,755	—	—	—	1,755

(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration.

Totals may not foot due to rounding.

NON-NUCLEAR WHOLESALE ASSETS

NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

Plant	Location	NERC Region	Commercial Operation	Ownership Interest	Net MW	Total MW	Fuel Type/ Technology	Purpose
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal	Base
Nelson 6 (PPA)	Westlake, LA	SERC	1982	11%	60	550	Coal	Base
Harrison County	Marshall, TX	SPP	2003	61%	335	550	Combined Cycle	Intermediate
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen	Base QF
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil	Peaking
Warren Power	Vicksburg, MS	SERC	2001	75%	225	300	Gas Turbine	Peaking
Top of Iowa	Worth County, IA	MAPP	2001	50%	40	80	Wind	Renewable
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind	Renewable
Total					1,578	3,371

NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

DEBT:

Outstanding as of December 31,

(Entergy’s share)	2006	2005	2004	Maturity	Rate
		(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$65	$72	$77	10/17/18	LIBOR + 1.375%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
Working Capital	$1	$—	$—	Demand	LIBOR + 1.625%
RS Cogen Subordinated Debt	$15	$16	$—	10/17/17	LIBOR + 4.50%
Top Deer Senior Project Debt	$28	$34	$—	06/30/13	Fixed 5.43%

(a)	RS Cogen spread on bank portion increases over time to 2.375%.

PREFERRED STOCK:

		Shares Outstanding As of December 31,			As of December 31,
	Rate(a)	2006	2005	2004	2006	2005	2004
					(in millions)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management,	11.5%	297,376	297,376	297,376	$29.7	$29.7	$29.7
11.50% rate
Other	—	—	—	—	1.1	1.7	1.3
Total without sinking fund		297,376	297,376	297,376	$30.8	$31.4	$31.0

(a)

Entergy Asset Management’s stockholders’ agreement provides that at any time during the 180-day period prior to December 31, 2007 or each subsequent December 31 thereafter, either Entergy Asset Management or the preferred shareholders may request that the preferred dividend rate be reset.

D EFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

NUCLEAR OPERATIONAL MEASURES

Net MW in operation	Installed capacity owned or operated by Entergy Nuclear

Average realized price per MWh	As-Reported revenue per MWh billed for all non-utility nuclear operations

Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh

Billed GWh	Total number of GWh billed to all customers

Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management. A high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned Outages

Capacity factor	Normalized percentage of the period that the plant generates power. This is a ratio of the energy that was produced over a given period of time relative to energy that would have been produced had the unit operated continuously at its maximum dependable capacity over the period

Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP

Return on average invested capital – As-Reported	12-months trailing earnings adjusted to include preferred dividends and tax- effected interest expense divided by average invested capital

Return on average common equity – As-Reported	12-months trailing earnings divided by average common or members’ equity

Net margin – As-Reported	12-months trailing earnings divided by 12-months trailing revenue

Cash flow interest coverage interest	12-months cash flow from operating activities plus 12-months trailing paid, divided by interest expense

Book value per share	Common equity divided by end of period shares outstanding

Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers

Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund (beginning in 2003) on the balance sheet, less non-recourse debt, if any

Project debt	Financing at subsidiaries to support specific projects

Debt of joint ventures (Entergy’s share)	Debt issued for Entergy-Koch, LP and Non-Nuclear Wholesale Assets business joint ventures for periods through third quarter 2004. Only Non-Nuclear Wholesale Assets business joint ventures debt included for periods thereafter

Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate

Debt to capital	Gross debt divided by total capitalization

FINANCIAL MEASURES – NON-GAAP

Operational earnings	As-Reported earnings adjusted to exclude the impact of special items

Return on average invested capital – Operational	12-months trailing operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – Operational	12-months trailing operational earnings divided by average common or members’ equity

Net margin - Operational	12-months trailing operational earnings divided by 12-months trailing revenue

Total gross liquidity	Sum of cash and cash equivalents and revolver capacity

Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents

Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet liabilities less cash and cash equivalents

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED
	ENOI			ENOI
In thousands, as of December 31, 2004.	GAAP	Adjustment*	Pro Forma	GAAP	Adjustment*	Pro Forma
OPERATING REVENUES:
Domestic electric	$7,934,312	$(287,783)	$7,646,529	$7,932,577	$(287,783)	$7,644,794
Natural gas	208,499	(147,411)	61,088	208,499	(147,411)	61,088
Competitive businesses	48,601	—	48,601	1,544,445	—	1,544,445
Total	8,191,412	(435,194)	7,756,218	9,685,521	(435,194)	9,250,327
OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,272,610	(245,301)	2,027,309	2,488,208	(245,301)	2,242,907
Purchased power	1,716,848	39,061	1,755,909	1,701,610	39,061	1,740,671
Nuclear refueling outage expenses	66,824	—	66,824	166,072	—	166,072
Provision for turbine commitments, asset impairments, and restructuring charges	—	—	—	55,000	—	55,000
Other operation and maintenance	1,578,842	(102,451)	1,476,391	2,268,332	(102,450)	2,165,882
Decommissioning	91,939	–	91,939	149,529	—	149,529
Taxes other than income taxes	348,376	(43,577)	304,799	403,635	(43,577)	360,058
Depreciation and amortization	828,445	(29,657)	798,788	893,574	(29,657)	863,917
Other regulatory credits – net	(90,611)	4,670	(85,941)	(90,611)	4,670	(85,941)
Total	6,813,273	(377,255)	6,436,018	8,035,349	(377,254)	7,658,095
OPERATING INCOME	1,378,139	(57,939)	1,320,200	1,650,172	(57,940)	1,592,232
OTHER INCOME:
Allowance for equity funds used during construction	39,582	(1,378)	38,204	39,582	(1,378)	38,204
Interest and dividend income	83,386	(396)	82,990	109,635	(396)	109,239
Equity in earnings (loss) of unconsolidated equity affiliates	(3)	27,107	27,104	(78,727)	27,107	(51,620)
Miscellaneous – net	25,460	(270)	25,190	55,509	(270)	55,240
Total	148,425	25,063	173,488	125,999	25,064	151,063
INTEREST AND OTHER CHARGES:
Interest on long-term debt	447,510	(15,357)	432,153	463,384	(15,357)	448,027
Other interest – net	41,932	(929)	41,003	40,133	(929)	39,204
Allowance for borrowed funds used during construction	(25,741)	1,243	(24,498)	(25,741)	1,243	(24,498)
Total	463,701	(15,043)	448,658	477,776	(15,043)	462,733
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,062,863	(17,833)	1,045,030	1,298,395	(17,833)	1,280,562
Income taxes	378,526	(16,868)	361,658	365,305	(16,868)	348,437
INCOME FROM CONTINUING OPERATIONS	684,337	(965)	683,372	933,090	(965)	932,125
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $603)	(41)	—	(41)	(41)	—	(41)
CONSOLIDATED NET INCOME	684,296	(965)	683,331	933,049	(965)	932,084
Preferred dividend requirements and other	23,283	(965)	22,318	23,525	(965)	22,560
EARNINGS APPLICABLE TO COMMON STOCK	$661,013	$—	$661,013	$909,524	$—	$909,524

*Adjustment to reflect deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA BALANCE SHEET

	Utility/ Parent/ Other			Consolidated
In thousands, as of December 31, 2004.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$62,001	$(2,998)	$59,003	$79,136	$(2,998)	$76,138
Temporary cash investments – at cost, which approximates market	558,971	(4,956)	554,015	540,650	(4,956)	535,694
Total cash and cash equivalents	620,972	(7,954)	613,018	619,786	(7,954)	611,832
Other temporary investments	2,236	—	2,236	187,950	—	187,950
Notes receivable	—	—	—	3,092	—	3,092
Accounts receivable:
Customer	435,191	(16,793)	418,398	435,191	(16,793)	418,398
Allowance for doubtful accounts	(21,576)	3,492	(18,084)	(23,758)	3,492	(20,266)
Associated companies	7,144	—	7,144	—	—	—
Other	185,899	(7,328)	178,571	342,289	(7,329)	334,960
Accrued unbilled revenues	460,039	(24,848)	435,191	460,039	(24,848)	435,191
Total receivables	1,066,697	(45,477)	1,021,220	1,213,761	(45,478)	1,168,283
Deferred fuel costs	55,069	(2,559)	52,510	55,069	(2,559)	52,510
Accumulated deferred income taxes	76,899	1,906	78,805	76,899	1,906	78,805
Fuel inventory – at average cost	125,454	(4,181)	121,273	127,251	(4,181)	123,070
Materials and supplies – at average cost	345,688	(9,149)	336,539	569,407	(9,150)	560,257
Deferred nuclear refueling outage costs	53,537	—	53,537	129,718	—	129,718
Prepayments and other	89,105	(3,468)	85,637	116,279	(3,469)	112,810
Total	2,435,657	(70,882)	2,364,775	3,099,212	(70,885)	3,028,327
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	8,054,793	154,461	8,209,254	231,779	154,461	386,240
Decommissioning trust funds	1,051,901	—	1,051,901	2,453,406	—	2,453,406
Non-utility property – at cost
(less accumulated depreciation)	217,906	(1)	217,905	219,717	—	219,717
Other	33,682	—	33,682	90,992	—	90,992
Total	9,358,282	154,460	9,512,742	2,995,894	154,461	3,150,355
PROPERTY, PLANT AND EQUIPMENT:
Electric	27,193,633	(699,072)	26,494,561	29,053,340	(699,072)	28,354,268
Property under capital lease	738,554	—	738,554	738,554	—	738,554
Natural gas	262,787	(183,728)	79,059	262,787	(183,728)	79,059
Construction work in progress	952,092	(33,274)	918,818	1,197,551	(33,273)	1,164,278
Nuclear fuel under capital lease	262,469	—	262,469	262,469	—	262,469
Nuclear fuel	34,326	—	34,326	320,813	—	320,813
Total property, plant and equipment	29,443,861	(916,074)	28,527,787	31,835,514	(916,073)	30,919,441
Less – accumulated depreciation and amortization	12,905,551	(435,519)	12,470,032	13,139,883	(435,519)	12,704,364
Property, plant and equipment – net	16,538,310	(480,555)	16,057,755	18,695,631	(480,554)	18,215,077
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	746,413	46,406	792,819	746,413	46,406	792,819
Other regulatory assets	1,429,261	(35,489)	1,393,772	1,429,261	(35,489)	1,393,772
Deferred fuel costs	30,842	—	30,842	30,842	—	30,842
Long-term receivables	39,417	(2,492)	36,925	39,417	(2,492)	36,925
Goodwill	374,099	—	374,099	377,172	—	377,172
Other	796,166	(8,884)	787,282	918,871	(8,884)	909,987
Total	3,416,198	(459)	3,415,739	3,541,976	(459)	3,541,517
TOTAL ASSETS	$31,748,447	$(397,436)	$31,351,011	$28,332,713	$(397,437)	$27,935,276

*	Adjustment to reflect deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA BALANCE SHEET

	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2004.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$415,266	$(29,999)	$385,267	$492,564	$(30,000)	$462,564
Notes payable:
Associated companies	770,623	1	770,624	—	—	—
Other	43	—	43	193	—	193
Accounts payable:
Associated companies	14,781	—	14,781	—	—	—
Other	722,148	(31,926)	690,222	896,528	(31,926)	864,602
Customer deposits	222,157	(17,186)	204,971	222,320	(17,187)	205,133
Taxes accrued	178,671	(2,592)	176,079	224,011	(2,592)	221,419
Interest accrued	142,329	(4,757)	137,572	144,478	(4,757)	139,721
Obligations under capital leases	133,847	—	133,847	133,847	—	133,847
Other	83,478	(10,089)	73,389	218,442	(10,088)	208,354
Total	2,683,343	(96,548)	2,586,795	2,332,383	(96,550)	2,235,833
NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,208,605	(47,062)	5,161,543	5,070,912	(47,062)	5,023,850
Accumulated deferred investment tax credits	399,228	(3,997)	395,231	399,228	(3,997)	395,231
Obligations under capital leases	146,060	—	146,060	146,060	—	146,060
Other regulatory liabilities	329,767	—	329,767	329,767	—	329,767
Decommissioning and retirement cost liabilities	1,327,988	—	1,327,988	2,066,277	—	2,066,277
Transition to competition	79,101	—	79,101	79,101	—	79,101
Regulatory reserves	103,061	(233)	102,828	103,061	(233)	102,828
Accumulated provisions	346,614	1,042	347,656	549,914	1,042	550,956
Long-term debt	6,648,504	(196,647)	6,451,857	7,016,831	(196,646)	6,820,185
Preferred stock with sinking fund	17,400	—	17,400	17,400	—	17,400
Other	1,609,960	(34,213)	1,575,747	1,554,212	(34,211)	1,520,001
Total	16,216,288	(281,110)	15,935,178	17,332,763	(281,107)	17,051,656
Preferred stock without sinking fund	330,831	(19,780)	311,051	365,356	(19,780)	345,576
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2004	2,205,191	1	2,205,192	2,482	—	2,482
Paid–in capital	5,940,702	—	5,940,702	4,835,375	—	4,835,375
Retained earnings	5,919,339	1	5,919,340	4,989,826	—	4,989,826
Accumulated other comprehensive loss	4,772	—	4,772	(93,453)	—	(93,453)
Less – treasury stock, at cost (31,345,028 shares in 2004)	1,552,019	—	1,552,019	1,432,019	—	1,432,019
Total	12,517,985	2	12,517,987	8,302,211	—	8,302,211
Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$31,748,447	$(397,436)	$31,351,011	$28,332,713	$(397,437)	$27,935,276

*	Adjustment to reflect deconsolidation of Entergy New Orleans, Inc.

Totals	may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Deconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2004 PRO FORMA STATEMENT OF CASH FLOW

	CONSOLIDATED
In thousands, as of December 31, 2004.	GAAP	ENOI Adjustment*	Pro Forma
OPERATING ACTIVITIES:
Consolidated net income	$909,524	$(965)	$908,559
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	33,533	7,363	40,896
Other regulatory credits – net	(90,611)	4,670	(85,941)
Depreciation, amortization, and decommissioning	1,045,122	(29,657)	1,015,465
Deferred income taxes and investment tax credits	352,094	(39,782)	312,312
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	608,141	(21,907)	586,234
Provisions for asset impairments and restructuring charges	55,000	—	55,000
Changes in working capital:
Receivables	(210,419)	7,757	(202,662)
Fuel inventory	(16,769)	(1,399)	(18,168)
Accounts payable	95,306	(13,905)	81,401
Taxes accrued	(1,581)	13,056	11,475
Interest accrued	5,269	1,455	6,724
Deferred fuel	213,627	5,279	218,906
Other working capital accounts	41,008	(2,123)	38,885
Provision for estimated losses and reserves	(18,041)	1,863	(16,178)
Changes in other regulatory assets	48,626	5,380	54,006
Other	(140,510)	4,539	(135,971)
Net cash flow provided by operating activities	2,929,319	(58,376)	2,870,943
INVESTING ACTIVITIES:
Construction/capital expenditures	(1,410,610)	51,264	(1,359,346)
Allowance for equity funds used during construction	39,582	(1,378)	38,204
Nuclear fuel purchases	(238,170)	—	(238,170)
Proceeds from sale/leaseback of nuclear fuel	109,988	—	109,988
Proceeds from sale of assets and businesses	75,430	—	75,430
Investment in non-utility properties	(6,420)	—	(6,420)
Decrease (increase) in other investments	383,498	—	383,498
Purchase of other temporary investments	(1,629,500)	—	(1,629,500)
Liquidation of other temporary investments	1,676,350	(606)	1,675,744
Proceeds from nuclear decommissioning trust fund sales	679,466	—	679,466
Investment in nuclear decommissioning trust funds	(769,273)	—
Other regulatory investments	(53,566)	—	(53,566)
Net cash flow used in investing activities	(1,143,225)	49,280	(1,093,945)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,653,478	(72,640)	3,580,838
Common stock and treasury stock	170,237	—	170,237
Retirement of long-term debt	(4,022,548)	77,487	(3,945,061)
Repurchase of common stock	(1,017,996)	—	(1,017,996)
Redemption of preferred stock	(3,450)	—	(3,450)
Changes in credit line borrowings - net	(154)	—	(154)
Dividends paid:
Common stock	(427,901)	—	(427,901)
Preferred stock	(23,525)	965	(22,560)
Net cash flow used in financing activities	(1,671,859)	5,812	(1,666,047)
Effect of exchange rates on cash and cash equivalents	(1,882)	—	(1,882)
Net increase (decrease) in cash and cash equivalents	112,353	(3,284)	109,069
Cash and cash equivalents at beginning of period	507,433	(4,670)	502,763
Cash and cash equivalents at end of period	$619,786	$(7,954)	$611,832
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$477,768	$(16,172)	$461,596
Income taxes	$28,241	$5,736	$33,977

*	Adjustment to reflect deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2002-2006

($ millions)	2006(a)	2005(a)	2004	2003	2002
As-Reported earnings (A)	1,133	898	910	927	599
Preferred dividends	28	25	24	24	24
Tax-effected interest expense	339	293	295	311	353
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	1,499	1,217	1,228	1,262	976
Special items (C)	135	(45)	30	(55)	(267)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,364	1,262	1,198	1,317	1,243
Operational earnings (A-C)	998	943	880	982	866
Average invested capital (D)	17,688	16,850	16,845	17,114	16,862
Average common equity (E)	7,970	8,020	8,500	8,271	7,647
Operating revenues (F)	10,932	10,106	9,686	9,033	8,299
Gross debt (G)	9,356	9,288	7,807	8,182	8,810
Less cash and cash equivalents (H)	1,016	583	620	507	1,335
Net debt (G-H)	8,340	8,705	7,187	7,675	7,475
Total capitalization (I)	17,899	17,477	16,469	17,220	17,007
Less cash and cash equivalents (J)	1,016	583	620	507	1,335
Net capitalization (I-J)	16,883	16,894	15,849	16,713	15,672
Off-balance sheet liabilities (K)	665	778	769	915	804
Revolver capacity (L)	2,770	2,545	1,490	1,553	1,018
Gross liquidity (H+L)	3,786	3,128	2,110	2,060	2,353
($ per share)
As-Reported earnings per share (M)	5.36	4.19	3.93	4.01	2.64
Operational earnings per share (N)	4.72	4.40	3.80	4.25	3.81
Common dividend paid per share (O)	2.16	2.16	1.89	1.60	1.34
Year-end closing market price per share of common stock (P)	92.32	68.65	67.59	57.13	45.59
(%)
Return on average invested capital – As-Reported (B/D)	8.5	7.2	7.3	7.4	5.8
Return on average invested capital – Operational ((B-C)/D)	7.7	7.5	7.1	7.7	7.4
Return on average common equity – As-Reported (A/E)	14.2	11.2	10.7	11.2	7.8
Return on average common equity – Operational ((A-C)/E)	12.5	11.8	10.4	11.9	11.3
Net margin – As-Reported (A/F)	10.4	8.9	9.4	10.3	7.2
Net margin – Operational ((A-C)/F)	9.1	9.3	9.1	10.9	10.4
Debt to capital ratio (G/I)	52.3	53.1	47.4	47.5	51.8
Net debt to net capital ratio ((G-H)/(I-J))	49.4	51.5	45.3	45.9	47.7
Net debt to net capital ratio including off-balance sheet liabilities ((G-H+K)/(I-J+K))	51.3	53.7	47.9	48.7	50.3
Common dividend payout ratio – As-Reported (O/M)	40	52	48	40	51
Common dividend payout ratio – Operational (O/N)	46	49	50	38	35
(ratio)
Price to earnings ratio – As-Reported (P/M)	17.24	16.39	17.18	14.25	17.29
Price to earnings ratio – Operational (P/N)	19.56	15.61	17.77	13.45	11.96

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q05-4Q06

($ millions)	1Q05(a)	2Q05(a)	3Q05(a)	4Q05(a)	1Q06(a)	2Q06(a)	3Q06(a)	4Q06(a)
For the quarter:
As-Reported earnings (A)	172.0	286.2	350.0	90.2	193.6	281.8	388.9	268.3
Less special items (B)	(1.4)	(2.8)	(7.1)	(33.4)	3.4	23.8	6.3	101.4
Operational earnings (A-B)	173.4	289.0	357.1	123.6	190.2	258.0	382.6	166.9
As-Reported earnings trailing 12 months (C)	874	895	963	898	920	916	955	1,133
Preferred dividends	23	24	25	25	27	28	29	28
Tax-effected interest expense	282	278	287	293	304	316	324	339
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	1,180	1,197	1,275	1,217	1,251	1,260	1,308	1,499
Special items in prior quarters	15	—	37	(11)	(43)	(37)	(6)	33
Special items 1Q05 through 4Q06
Utility/Parent/Other
ENOI results	—	—	—	—	6	11	7	(20)
Entergy-Koch, LP gain	—	—	—	—	—	—	—	55
Retail business impairment reserve	—	—	—	(26)	—	—	—	—
Retail business retail discontinued operations	(1)	(3)	(7)	(8)	(2)	13	(1)	(10)
Restructuring-Entergy-Koch, LP distribution	—	—	—	—	—	—	—	104
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	—	—	—	—	—	—	—	(28)
Total special items (E)	13	(2)	30	(45)	(40)	(13)	—	135
Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	1,166	1,199	1,245	1,262	1,291	1,273	1,308	1,364
Operational earnings, trailing 12 months (C-E)	861	898	933	943	960	929	955	998
Average invested capital (F)	16,825	16,806	17,033	16,850	17,140	17,283	17,514	17,688
Average common equity (G)	8,452	8,347	8,350	8,020	8,026	8,080	8,208	7,970
Operating revenues, trailing 12 months (H)	9,289	9,465	9,661	10,106	10,564	10,747	11,104	10,932
Gross debt (I)	8,033	8,283	8,865	9,288	9,329	9,402	9,054	9,356
Less cash and cash equivalents (J)	477	607	598	583	752	729	745	1,016
Net debt (I-J)	7,556	7,676	8,267	8,705	8,576	8,673	8,309	8,340
Total capitalization (K)	16,393	16,609	17,070	17,477	17,888	17,956	17,957	17,899
Less cash and cash equivalents (L)	477	607	598	583	752	729	745	1,016
Net capital (K-L)	15,916	16,002	16,472	16,894	17,135	17,227	17,212	16,883
Off-balance sheet liabilities (M)	771	780	779	778	732	671	668	665
Revolver capacity (N)	1,070	1,407	791	2,545	2,718	2,710	3,095	2,770
Gross liquidity (J+N)	1,547	2,014	1,389	3,128	3,470	3,439	3,840	3,786
(%)
Return on average invested capital – As-Reported (D/F)	7.0	7.1	7.5	7.2	7.3	7.3	7.5	8.5
Return on average invested capital – Operational ((D-E)/F)	6.9	7.2	7.3	7.5	7.5	7.4	7.5	7.7
Return on average common equity – As-Reported (C/G)	10.3	10.7	11.5	11.2	11.5	11.3	11.6	14.2
Return on average common equity – Operational ((C-E)/G)	10.2	10.8	11.2	11.8	12.0	11.5	11.6	12.5
Net margin – As-Reported (C/H)	9.4	9.5	10.0	8.9	8.7	8.5	8.6	10.4
Net margin – Operational ((C-E)/H)	9.3	9.5	9.7	9.3	9.1	8.6	8.6	9.1
Debt to capital ratio (I/K)	49.0	49.9	51.9	53.1	52.1	52.4	50.4	52.3
Net debt to net capital ratio ((I-J)/(K-L))	47.5	48.0	50.2	51.5	50.0	50.4	48.3	49.4
Net debt to net capital including off-balancesheet liabilities ((I-J+M)/(K-L+M))	49.9	50.4	52.4	53.7	52.1	52.2	50.2	51.3

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2002-2006

($ millions)	2006(a)	2005(a)	2004	2003	2002
As-Reported earnings (A)	691.2	659.8	643.4	469.1	583.2
Preferred dividends	24.4	22.0	23.3	23.5	23.7
Tax-effected interest expense	246.8	224.0	235.9	258.1	286.9
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	962.3	905.8	902.6	750.7	893.8
Utility special items
ENOI results	4.1	—	—	—	—
River Bend loss provision	—	—	—	(65.6)	—
SFAS 143 implementation	—	—	—	(21.3)	—
Voluntary severance plan	—	—	—	(70.1)	—
Total special items (C)	4.1	—	—	(157.0)	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	958.2	905.8	902.6	907.7	893.8
Operational earnings (A-C)	687.1	659.8	643.4	626.1	583.2
Average invested capital (D)	13,254	12,738	12,514	12,796	12,992
Average common equity (E)	6,132	5,786	5,539	5,422	5,470
Gross debt (G)	6,786	6,990	6,394	6,851	7,178
Less cash and cash equivalents (H)	564	301	586	401	1,088
Net debt (G-H)	6,222	6,689	5,808	6,450	6,090
Total capitalization (I)	13,266	13,502	12,375	12,653	12,940
Less cash and cash equivalents (J)	564	301	586	401	1,088
Net capitalization (I-J)	12,702	13,201	11,789	12,252	11,852
(%)
Return on average invested capital – As-Reported (B/D)	7.2	7.1	7.2	5.9	6.9
Return on average invested capital – Operational ((B-C)/D)	7.2	7.1	7.2	7.1	6.9
Return on average common equity – As-Reported (A/E)	11.3	11.4	11.6	8.7	10.7
Return on average common equity – Operational ((A-C)/E)	11.2	11.4	11.6	11.5	10.7
Debt to capital ratio (G/I)	51.3	51.8	51.7	54.1	55.5
Net debt to net capital ratio ((G-H)/(I-J))	49.1	50.7	49.3	52.6	51.4

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q05-4Q06

($ millions)	1Q05(a)	2Q05(a)	3Q05(a)	4Q05(a)	1Q06(a)	2Q06(a)	3Q06(a)	4Q06(a)
As-Reported earnings (A)	90.5	211.7	298.9	58.7	119.8	199.6	290.0	81.8
Less special items (B)	—	—	—	—	5.6	10.6	7.3	(19.6)
Operational earnings (A-B)	90.5	211.7	298.9	58.7	114.1	188.9	282.7	101.4
As-Reported earnings-trailing 12 months (C)	618.2	635.0	675.8	659.8	689.0	676.9	668.1	691.2
Preferred dividends	23.2	23.2	22.9	22.0	23.7	25.0	25.4	24.4
Tax-effected interest expense	221.5	217.3	227.8	224.0	226.0	232.3	229.2	246.8
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	862.9	875.5	926.5	905.8	938.7	934.2	922.7	962.3
Special items in prior quarters	—	—	—	—	(4.7)	(7.2)	(2.9)	23.7
Special items 1Q05 through 4Q06	—	—	—	—	5.6	10.7	7.3	(19.6)
Total special items (E)	—	—	—	—	0.9	3.5	4.4	4.1
Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	862.9	875.5	926.5	905.8	937.8	930.7	918.3	958.2
Operational earnings, trailing 12 months (C-E)	618.2	635.0	675.8	659.8	688.1	673.4	663.7	687.1
Average invested capital (F)	12,187	12,208	12,340	12,738	12,723	12,782	12,946	13,254
Average common equity (G)	5,441	5,536	5,631	5,786	5,833	5,906	6,023	6,132
Gross debt (H)	6,228	6,300	6,456	6,990	6,749	6,793	6,763	6,786
Less cash and cash equivalents (I)	694	381	186	301	354	278	276	564
Net debt (H-I)	5,534	5,919	6,270	6,689	6,396	6,514	6,488	6,222
Total capitalization (J)	12,048	12,252	12,536	13,502	13,399	13,311	13,356	13,266
Less cash and cash equivalents (K)	694	381	186	301	354	278	276	564
Net capital (J-K)	11,354	11,871	12,350	13,201	13,046	13,033	13,080	12,702
(%)
Return on average invested capital – As-Reported (D/F)	7.1	7.2	7.5	7.1	7.4	7.3	7.1	7.2
Return on average invested capital – Operational ((D-E)/F)	7.1	7.2	7.5	7.1	7.4	7.3	7.1	7.2
Return on average common equity – As-Reported (C/G)	11.4	11.5	12.0	11.4	11.8	11.5	11.1	11.3
Return on average common equity – Operational ((C-E)/G)	11.4	11.5	12.0	11.4	11.8	11.4	11.0	11.2
Debt to capital ratio (H/J)	51.7	51.4	51.5	51.8	50.4	51.0	50.6	51.3
Net debt to net capital ratio ((H-I)/(J-K))	48.7	49.9	50.8	50.7	49.0	50.0	49.6	49.1

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations	may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2002-2006

($ millions)	2006	2005	2004	2003	2002
As-Reported earnings (A)	165.6	166.9	134.4	118.2	127.9
Preferred dividends	7.6	7.8	7.8	7.8	7.8
Tax-effected interest expense	50.8	47.1	48.1	51.4	60.7
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	224.0	221.8	190.3	177.4	196.4
Special items
Voluntary severance plan	—	—	—	(28.4)	—
Merger Expenses	—	—	—	—	—
Total special items (C)	—	—	—	(28.4)	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	224.0	221.8	190.3	205.8	196.4
Operational earnings (A-C)	165.6	166.9	134.4	146.6	127.9
Average invested capital (D)	2,967	2,920	2,877	2,883	2,903
Average common equity (E)	1,432	1,378	1,303	1,254	1,229
Gross debt (F)	1,436	1,400	1,450	1,465	1,560
Less cash and cash equivalents (G)	35	9	90	9	96
Net debt (F-G)	1,401	1,391	1,360	1,456	1,464
Total capitalization (H)	2,987	2,946	2,894	2,860	2,906
Less cash and cash equivalents (I)	35	9	90	9	96
Net capitalization (H-I)	2,952	2,937	2,804	2,851	2,810
(%)
Return on average invested capital - As-Reported (B/D)	7.6	7.6	6.6	6.2	6.8
Return on average invested capital - Operational ((B-C)/D)	7.6	7.6	6.6	7.1	6.8
Return on average common equity - As-Reported (A/E)	11.6	12.1	10.3	9.4	10.4
Return on average common equity - Operational ((A-C)/E)	11.6	12.1	10.3	11.7	10.4
Debt to capital ratio (F/H)	48.1	47.5	50.1	51.2	53.7
Net debt to net capital ratio ((F-G)/(H-I))	47.5	47.4	48.5	51.1	52.1

ENTERGY GULF STATES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2002-2006

($ millions)	2006	2005	2004	2003	2002
As-Reported earnings (A)	208.0	202.3	187.8	37.9	169.2
Preferred dividends	4.0	4.2	4.5	4.7	4.9
Tax-effected interest expense	88.0	71.2	76.3	88.7	83.2
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	300.0	277.7	268.6	131.3	257.3
Special items
River Bend loss provision	—	—	—	(65.6)	—
SFAS 143 implementation	—	—	—	(21.3)	—
Voluntary severance plan	—	—	—	(15.5)	—
Merger expenses	—	—	—	—	—
Total special items (C)	—	—	—	(102.4)	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	300.0	277.7	268.6	233.7	257.3
Operational earnings (A-C)	208.0	202.3	187.8	140.3	169.2
Average invested capital (D)	4,699	4,304	4,046	4,190	4,102
Average common equity (E)	2,217	2,005	1,740	1,710	1,684
Gross debt (F)	2,442	2,426	2,078	2,439	2,401
Less cash and cash equivalents (G)	180	25	7	206	318
Net debt (F-G)	2,262	2,401	2,071	2,233	2,083
Total capitalization (H)	4,695	4,697	3,911	4,182	4,198
Less cash and cash equivalents (I)	180	25	7	206	318
Net capitalization (H-I)	4,515	4,672	3,904	3,976	3,880
(%)
Return on average invested capital - As-Reported (B/D)	6.4	6.5	6.6	3.1	6.3
Return on average invested capital - Operational ((B-C)/D)	6.4	6.5	6.6	5.6	6.3
Return on average common equity - As-Reported (A/E)	9.4	10.1	10.8	2.2	10.0
Return on average common equity - Operational ((A-C)/E)	9.4	10.1	10.8	8.2	10.0
Debt to capital ratio (F/H)	52.0	51.7	53.1	58.3	57.2
Net debt to net capital ratio ((F-G)/(H-I))	50.1	51.4	53.0	56.2	53.7

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2002-2006

($ millions)	2006	2005	2004	2003	2002
As-Reported earnings (A)	130.7	128.1	127.5	146.1	144.7
Preferred dividends	7.0	–	–	–	–
Tax-effected interest expense	50.5	48.6	42.7	43.9	59.6
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	188.2	176.6	170.2	190.0	204.3
Special items
Voluntary severance plan	–	–	–	(12.6)	–
Merger expenses	–	–	–	–	–
Regulatory and reserve adjustments	–	–	–	–	–
Total special items (C)	–	–	–	(12.6)	–
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	188.2	176.6	170.2	202.6	204.3
Operational earnings (A-C)	130.7	128.1	127.5	158.7	144.7
Average invested capital (D)	2,562	2,263	2,020	2,130	2,418
Average members’ equity (E)	1,212	1,069	1,027	1,021	1,124
Gross debt (F)	1,230	1,271	1,017	968	1,250
Less cash and cash equivalents (G)	3	105	146	9	312
Net debt (F-G)	1,227	1,166	871	959	938
Total capitalization (H)	2,648	2,476	2,050	1,989	2,271
Less cash and cash equivalents (I)	3	105	146	9	312
Net capitalization (H-I)	2,645	2,371	1,904	1,980	1,959
(%)
Return on average invested capital – As-Reported (B/D)	7.3	7.8	8.4	8.9	8.5
Return on average invested capital– Operational ((B-C)/D)	7.3	7.8	8.4	9.5	8.5
Return on average members’ equity – As-Reported (A/E)	10.8	12.0	12.4	14.3	12.9
Return on average members’ equity – Operational ((A-C)/E)	10.8	12.0	12.4	15.5	12.9
Debt to capital ratio (F/H)	46.4	51.3	49.6	48.6	55.0
Net debt to net capital ratio ((F-G)/(H-I))	46.4	49.2	45.8	48.4	47.9

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2002-2006

($ millions)	2006	2005	2004	2003	2002
As-Reported earnings (A)	49.5	58.8	70.1	63.7	49.0
Preferred dividends	2.8	3.3	3.4	3.4	3.4
Tax-effected interest expense	29.9	25.3	25.6	26.8	25.9
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	82.2	87.4	99.1	93.9	78.3
Special items
Voluntary severance plan	–	–	–	(4.5)	–
Merger expenses	–	–	–	–	–
Total special items (C)	–	–	–	(4.5)	–
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	82.2	87.4	99.1	98.4	78.3
Operational earnings (A-C)	49.5	58.8	70.1	68.2	49.0
Average invested capital (D)	1,391	1,301	1,289	1,296	1,232
Average common equity (E)	595	555	526	498	471
Gross debt (F)	795	695	695	730	765
Less cash and cash equivalents (G)	73	5	80	64	148
Net debt (F-G)	722	690	615	666	617
Total capitalization (H)	1,463	1,319	1,283	1,295	1,298
Less cash and cash equivalents (I)	73	5	80	64	148
Net capitalization (H-I)	1,390	1,314	1,203	1,231	1,150
(%)
Return on average invested capital – As-Reported (B/D)	5.9	6.7	7.7	7.2	6.4
Return on average invested capital – Operational ((B-C)/D)	5.9	6.7	7.7	7.6	6.4
Return on average common equity – As-Reported (A/E)	8.3	10.6	13.3	12.8	10.4
Return on average common equity – Operational ((A-C)/E)	8.3	10.6	13.3	13.7	10.4
Debt to capital ratio (F/H)	54.3	52.7	54.2	56.4	59.0
Net debt to net capital ratio ((F-G)/(H-I))	51.9	52.6	51.1	54.1	53.7

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2002-2006

($ millions)	2006	2005	2004	2003	2002
As-Reported earnings (A)	4.1	0.8	27.1	6.9	(1.2)
Preferred dividends	1.3	0.5	1.0	1.0	1.0
Tax-effected interest expense	10.4	6.7	9.5	9.6	13.0
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	15.8	8.0	37.6	17.5	12.8
Special items
Voluntary severance plan	—	—	—	(3.0)	—
Merger expenses	—	—	—	—	—
Total special items (C)	—	—	—	(3.0)	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	15.8	8.0	37.6	20.5	12.8
Operational earnings (A-C)	4.1	0.8	27.1	9.9	(1.2)
Average invested capital (D)	480	454	393	380	379
Average common equity (E)	152	152	144	131	130
Gross debt (F)	282	335	230	229	229
Less cash and cash equivalents (G)	17	48	8	5	66
Net debt (F-G)	265	287	222	224	163
Total capitalization (H)	456	505	404	382	378
Less cash and cash equivalents (I)	17	48	8	5	66
Net capitalization (H-I)	438	457	396	377	312
(%)
Return on average invested capital – As-Reported (B/D)	3.3	1.8	9.6	4.6	3.4
Return on average invested capital – Operational ((B-C)/ D)	3.3	1.8	9.6	5.4	3.4
Return on average common equity – As-Reported (A/E)	2.7	0.5	18.9	5.3	(0.9)
Return on average common equity – Operational ((A-C)/E)	2.7	0.5	18.9	7.6	(0.9)
Debt to capital ratio (F/H)	61.9	66.4	56.9	60.1	60.7
Net debt to net capital ratio ((F-G)/(H-I))	60.4	62.8	56.0	59.6	52.3

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2002-2006

($ millions)	2006	2005	2004	2003	2002
As-Reported earnings (A)	140.3	111.6	105.9	106.0	103.4
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	36.5	36.9	36.0	39.5	46.7
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	176.8	148.5	141.9	145.5	150.1
Special items
Voluntary severance plan	—	—	—	(6.1)	—
Merger expenses	—	—	—	—	—
Total special items (C)	—	—	—	(6.1)	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	176.8	148.5	141.9	151.6	150.1
Operational earnings (A-C)	140.3	111.6	105.9	112.1	103.4
Average invested capital (D)	1,782	1,831	1,832	1,850	1,877
Average common equity (E)	876	894	894	893	891
Gross debt (F)	879	934	940	936	979
Less cash and cash equivalents (G)	135	76	216	53	113
Net debt (F-G)	744	858	724	883	866
Total capitalization (H)	1,736	1,827	1,835	1,829	1,871
Less cash and cash equivalents (I)	135	76	216	53	113
Net capitalization (H-I)	1,601	1,751	1,619	1,776	1,758
(%)
Return on average invested capital – As-Reported (B/D)	9.9	8.1	7.7	7.9	8.0
Return on average invested capital – Operational ((B-C)/ D)	9.9	8.1	7.7	8.2	8.0
Return on average common equity – As-Reported (A/E)	16.0	12.5	11.9	11.9	11.6
Return on average common equity – Operational ((A-C)/E)	16.0	12.5	11.9	12.6	11.6
Debt to capital ratio (F/H)	50.6	51.1	51.2	51.2	52.3
Net debt to net capital ratio ((F-G)/(H-I))	46.4	49.0	44.7	49.7	49.3

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2002 - 2006

($ millions)	2006	2005	2004	2003	2002
As-Reported earnings (A)	309.5	282.6	245.0	300.8	200.5
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	29.2	31.3	33.0	21.2	29.1
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	338.7	313.9	278.0	322.0	229.6
Special items
SFAS 143 implementation	—	—	—	154.4	—
Voluntary severance plan	—	—	—	(51.8)	—
Total special items (C)	—	—	—	102.6	—
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	338.7	313.9	278.0	219.4	229.6
Operational earnings (A-C)	309.5	282.6	245.0	198.2	200.5
Average invested capital (D)	2,893	2,717	2,752	2,526	2,174
Average common equity (E)	2,413	2,083	2,000	1,654	1,164
Gross debt (F)	448	512	757	747	997
Less cash and cash equivalents (G)	384	212	140	149	158
Net debt (F-G)	64	300	617	598	839
Total capitalization (H)	3,159	2,626	2,808	2,696	2,356
Less cash and cash equivalents (I)	384	212	140	149	158
Net capitalization (H-I)	2,775	2,414	2,668	2,547	2,198
(%)
Return on average invested capital – As-Reported (B/D)	11.7	11.6	10.1	12.8	10.6
Return on average invested capital – Operational ((B-C)/D)	11.7	11.6	10.1	8.6	10.6
Return on average common equity – As-Reported (A/E)	12.8	13.6	12.3	18.2	17.2
Return on average common equity – Operational ((A-C)/E)	12.8	13.6	12.3	11.9	17.2
Debt to capital ratio (F/H)	14.2	19.5	27.0	27.7	42.3
Net debt to net capital ratio ((F-G)/(H-I))	2.3	12.4	23.1	23.5	38.2

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q05-4Q06

($ millions)	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
For the quarter:
As-Reported earnings (A)	78.0	58.3	69.3	77.1	81.5	63.4	106.9	57.7
Less special items (B)	—	—	—	—	—	—	—	—
Operational earnings (A-B)	78.0	58.3	69.3	77.1	81.5	63.4	106.9	57.7
As-Reported earnings, trailing 12 months (C)	254.2	249.4	255.0	282.6	286.2	291.3	328.9	309.5
Preferred dividends	—	—	—	—	—	—	—	—
Tax-effected interest expense	34.3	34.5	31.7	31.3	31.1	29.3	30.8	29.3
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	288.5	283.9	286.7	313.9	317.3	320.6	359.7	338.8
Special items in prior quarters	—	—	—	—	—	—	—	—
Special items 1Q05 through 4Q06	—	—	—	—	—	—	—	—
Total special items (E)	—	—	—	—	—	—	—	—
Operational earnings, trailing
12 months including preferred dividends and tax-effected interest expense (D-E)	288.5	283.9	286.7	313.9	317.3	320.6	359.7	338.8
Operational earnings, trailing
12 months (C-E)	254.2	249.4	255.0	282.6	286.2	291.3	328.9	309.5
Average invested capital (F)	2,824	2,813	2,776	2,717	2,927	2,987	2,972	2,893
Average common equity (G)	2,088	2,084	2,108	2,083	2,260	2,313	2,364	2,413
Gross debt (H)	762	767	693	512	572	581	524	448
Less cash and cash equivalents (I)	166	166	320	212	311	382	418	384
Net debt (H-I)	596	601	373	300	261	199	106	64
Total capitalization (J)	2,889	2,930	2,798	2,626	2,965	3,045	3,146	3,159
Less cash and cash equivalents (K)	166	166	320	212	311	382	418	384
Net capital (J-K)	2,723	2,764	2,478	2,414	2,655	2,663	2,728	2,775
(%)
Return on average invested capital – As-Reported (D/F)	10.2	10.1	10.3	11.6	10.8	10.7	12.1	11.7
Return on average invested capital – Operational ((D-E)/F)	10.2	10.1	10.3	11.6	10.8	10.7	12.1	11.7
Return on average common equity – As-Reported (C/G)	12.2	12.0	12.1	13.6	14.0	13.9	15.2	14.0
Return on average common equity – Operational ((C-E)/G)	12.2	12.0	12.1	13.6	14.0	13.9	15.2	14.0
Debt to capital ratio (H/J)	26.4	26.2	24.8	19.5	19.3	19.1	16.7	14.2
Net debt to net capital ratio ((H-I)/(J-K))	21.9	21.7	15.0	12.4	9.9	7.5	3.9	2.3

Calculations may differ due to rounding.

INVESTOR INFORMATION

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate Web site at www.entergy.com or calling Entergy Shareholder Direct at 1.888.ENTERGY (368.3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Michele Lopiccolo

Vice President, Investor Relations

Telephone: 504.576.4879

E–mail: mlopicc@entergy.com

SHAREHOLDER ACCOUNT INFORMATION

Mellon Investor Services, LLC is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks or notifications of change of address should contact:

Mellon Investor Services

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1.800.333.4368

Internet address: www.melloninvestor.com

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically be selecting the investor information page on Entergy’s corporate Web site at www.entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1.888.ENTERGY or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York and Chicago exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, Philadelphia Utility Index and the NYSE Composite Index, among others.

In June 2006, Entergy’s Chief Executive Officer certified to the New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2006.

At year-end 2006 there were 202,667,776 shares of Entergy common stock outstanding. Shareholders of record totaled 46,488, and approximately 75,000 investors held Entergy stock in “street name” through a broker.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2006 and 2005 were as follows (in dollars):

	2006		2005
Quarter	High	Low	High	Low
1	72.97	67.97	72.00	64.48
2	72.97	66.78	76.60	69.35
3	80.00	70.80	79.22	70.52
4	94.03	78.38	76.42	67.00

DIVIDEND PAYMENTS

The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2007 are:

Declaration Date	Record Date	Payment Date
January 26	February 9	March 1
April 3	May 10	June 1
July 27	August 10	September 1
October 26	November 9	December 1

Quarterly dividend payments (in cents-per-share):

Quarter	2007	2006	2005	2004	2003
1	54	54	54	45	35
2	54	54	54	45	35
3		54	54	45	45
4		54	54	54	45

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2007 are:

Operating Companies	Record Date	Payment Date
Entergy Arkansas, Inc.	3/20/07	4/1/07
	6/6/07	7/1/07
	9/5/07	10/1/07
	12/3/07	1/1/08
Entergy Gulf States, Inc.	2/21/07	3/15/07
	5/21/07	6/15/07
	8/22/07	9/15/07
	11/16/07	12/15/07
Entergy Louisiana, LLC	2/21/07	3/15/07
	5/21/07	6/15/07
	8/22/07	9/15/07
	11/16/07	12/15/07
Entergy Mississippi, Inc.	1/20/07	2/1/07
	4/16/07	5/1/07
	7/9/07	8/1/07
	10/9/07	11/1/07
Entergy New Orleans, Inc.*	3/1/07	4/2/07
	6/1/07	7/2/07
	9/4/07	10/1/07
	12/3/07	1/2/08

*	ENOI emerged from Chapter 11 bankruptcy effective May 8, 2007, pursuant to the Confirmation Order from the Bankruptcy Court confirming Entergy New Orleans’ Plan of Reorganization. Entergy New Orleans will shortly thereafter pay all accumulated but unpaid dividends on all of ENOI’s series of Preferred Stock and is expected to continue to declare and pay dividends thereafter.

Entergy Corporation

Post Office Box 61000

New Orleans, LA